UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Information Statement

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Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ProFrac Holding Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 27, 2026
Dear Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of ProFrac Holding Corp. (“ProFrac” or the “Company”) on May 27, 2026, at 10:30 a.m. Central Time. The Annual Meeting will be solely by means of remote communication in an audio-only format, conducted virtually via live webcast on the internet at https://edge.media-server.com/mmc/p/qfak5hjf. There will be no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted as soon as practicable to our Investor Relations section of our website at https://ir.pfholdingscorp.com.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Proxy Statement (“Proxy Statement”). The Annual Meeting materials include the Proxy Statement, our annual report on Form 10-K for the fiscal year ended December 31, 2025 (the “Form 10-K”) and the Proxy card, each of which is enclosed (collectively, the “Proxy Materials”).
Please use this opportunity to vote on the business to come before the Annual Meeting.   You will receive Proxy Materials in paper form, which will be mailed to you on or about April 27, 2026. Only stockholders of record at the close of business on March 30, 2026 may vote at the Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the internet or telephone, as instructed in your Proxy Materials. Alternatively, you may submit your paper Proxy card by mail. Returning the paper Proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.
Your vote is important. Whether or not you expect to attend and participate in the Annual Meeting, please submit your Proxy electronically via the internet or by telephone, or complete, sign and date the paper Proxy card and return it in the pre-paid envelope provided.
Sincerely,
Matthew D. Wilks
Executive Chairman

PROFRAC HOLDING CORP.
333 Shops Boulevard, Suite 301
Willow Park, TX 76087
(254) 776-3722
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2026
Date, Time and Place:	ProFrac Holding Corp., a Delaware corporation, will hold its Annual Meeting of Stockholders on May 27, 2026 at 10:30 a.m. Central Time virtually via live webcast on the internet at https://edge.media-server.com/mmc/p/qfak5hjf.
Items of Business:	1. To elect the six (6) nominees identified in the accompanying Proxy Statement to serve as directors for the ensuing year (Proposal No. 1);
2. To determine, in a non-binding advisory vote, to approve the compensation of our named executive officers (Proposal No. 2);
3. To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of ProFrac Holding Corp. for the fiscal year ending December 31, 2026 (Proposal No. 3); and
4. To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Record Date:	Only stockholders of record of our Common Stock (as defined below) at the close of business on March 30, 2026 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination ten (10) days before the Annual Meeting and may be inspected during normal business hours at our offices located at 333 Shops Boulevard, Suite 301, Willow Park, Texas 76087. The list of stockholders will also be available for your review by accessing the meeting website during the Annual Meeting.
Proxy Voting:	Holders of our Class A Common Stock, $0.01 par value per share (the “Common Stock”), are entitled to one vote for each share of Common Stock held as of March 30, 2026.
The approximate date on which the attached Proxy Statement, Proxy card and the Company’s Form 10K are first being made available to stockholders is April 27, 2026. This Notice is not a form of voting and only presents an overview of the more complete Proxy Materials which have been mailed to you. The Proxy card also includes instructions on how to access our Proxy Materials over the internet, vote online, by telephone, or by mail. We encourage you to review the Proxy Materials before voting.
By Order of the Board of Directors,

Steven Scrogham Chief Legal Officer, Chief Compliance Officer and Corporate Secretary April 27, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2026: OUR 2026 PROXY STATEMENT AND PROXY CARD, AS WELL AS OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025, ARE AVAILABLE FREE OF CHARGE AT HTTPS://PROXY.PFHOLDINGSCORP.COM.

PROFRAC HOLDING CORP.

i

QUESTIONS AND ANSWERS ABOUT THE MEETING
Q:
What is the purpose of the meeting?

A:
The purpose of this meeting is for stockholders to act upon the proposals described in this Proxy Statement.

Q:
What proposals are scheduled to be voted on at the meeting?

A:
Stockholders will be asked to vote on the following three (3) proposals at the meeting:

1.
to elect the six (6) directors identified in this Proxy Statement to serve for a one-year term or until each such director’s successor is duly elected and qualified or until each such director’s earlier death, resignation, disqualification or removal (Proposal No. 1);

2.
to determine, in a non-binding advisory vote, whether to approve the compensation of our named executive officers (Proposal No. 2); and

3.
to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 3).

Q:
Could matters other than Proposal No. 1, Proposal No. 2, and Proposal No. 3 be decided at the meeting?

A:
Our amended and restated bylaws (“Bylaws”) require that we receive advance notice of any proposal to be brought before the meeting by stockholders of ProFrac, and we have not received notice of any such proposals. If any other matters were to come before the meeting, Mr. Steven Scrogham and Ms. Valery Treida, if appointed as your named proxies in your completed Proxy card, will each individually have the discretion to vote on those matters for you.

Q:
How does the Board of Directors recommend I vote on these proposals?

A:
Our Board of Directors recommends that you vote your shares:

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“FOR” the nominees to our Board of Directors (Proposal No. 1);

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“FOR” the approval, on a non-binding advisory basis, of ProFrac’s named executive officers’ compensation (Proposal No. 2); and

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“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 3).

Q:
Who may vote at the Annual Meeting?

A:
Holders of record of our Common Stock as of the close of business on March 30, 2026 (the “Record Date”), are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. At the close of business on the Record Date, there were 180,920,753 shares of our Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and these Proxy Materials were sent directly to you.
Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Bank, Broker or Nominee
If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and these Proxy Materials were forwarded to you by that organization.

Q:
How do I vote?

You may vote in person by virtual means during the Annual Meeting or by internet, mail or telephone as described in your Proxy card.
Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by Proxy to ensure that your vote is counted.
The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote as follows:
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by telephone or via the internet — in order to do so, please follow the instructions shown on your Proxy card;

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by mail — simply complete, sign and date the enclosed Proxy card and return it before the meeting in the pre-paid envelope provided; or

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in person by virtual means at the Annual Meeting — visit https://edge.media-server.com/mmc/p/qfak5hjf and vote your shares electronically before the polls close during the Annual Meeting. To participate in and vote at the Annual Meeting, you will need the control number included on your Proxy card.

You must register to vote and may do so by following the instructions on your Proxy card. Submitting your Proxy, whether by telephone, through the internet or by mail will not affect your right to vote in person should you decide to attend and participate in the meeting virtually.
Beneficial Owner: Shares Registered in the Name of a Bank, Broker or Other Nominee
If you hold your shares in street name, please refer to the voting instructions provided by your bank, broker or other nominee to vote your shares. Beneficial owners voting by telephone or internet may submit votes until the polls are closed at the Annual Meeting. If you want to vote in person online at the Annual Meeting, you must obtain your legal Proxy number from your broker, bank or other nominee and use the information provided on the legal Proxy to access the Annual Meeting.
Q:
How do I vote by telephone or internet?

A.
If you wish to vote by telephone or internet, you may do so by following the voting instructions included on your Proxy card. Please have each Proxy card you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet Proxy will not affect your right to vote (as detailed above) should you decide to attend and participate in the meeting virtually.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.
Q:
What shares can I vote?

A:
You may vote all shares of Common Stock owned by you as of the Record Date, including shares held directly in your name as the stockholder of record, and shares of Common Stock held for you as the beneficial owner in street name through a bank, broker or other nominee.

Q:
How many votes am I entitled to per share?

A:
Each share of Common Stock entitles its holder to one vote on each matter submitted to our stockholders.

Q:
What is the quorum requirement for the meeting?

A:
The holders of a majority of the aggregate voting power of the shares of our Common Stock issued and outstanding and entitled to vote at the Annual Meeting as of the Record Date must be present in person virtually or represented by Proxy at the Annual Meeting in order for us to hold, and conduct business at, the Annual Meeting. This presence is called a quorum. Your shares of our Common Stock are counted as present at the Annual Meeting if you are present and vote in person virtually at the Annual Meeting or if you have properly submitted a Proxy (or one is properly submitted on your behalf by your broker, bank or other nominee). On the Record Date, there were 180,920,753 shares of Common Stock outstanding and entitled to vote. Thus, the holders of at least 90,460,377 shares of Common Stock must be present virtually or represented by Proxy at the Annual Meeting to have a quorum.

Q:
How are abstentions and broker non-votes treated?

A:
Abstentions (i.e., shares present at the Annual Meeting and marked “abstain”) are deemed to be shares present or represented in person or by Proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present.

A broker non-vote occurs when the beneficial owner of shares fails to provide the bank, broker or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholders meeting. In this situation, the bank, broker or other nominee will not vote on the “non-routine” matters. Broker non-votes are counted for purposes of determining whether a quorum is present.
For Proposal No. 1, votes that are withheld from a director’s election and broker non-votes are not treated as votes cast “for” or “against” the proposal and, therefore will have no effect on the outcome of the vote. For Proposal No. 2, an abstention has the effect of a vote “against” the proposal and a broker non-vote has no effect on the outcome of the vote. For Proposal No. 3, abstentions are treated as shares present and entitled to vote for purposes of such proposal and, therefore, will have the same effect as a vote “against” such a proposal. Proposal No. 3 is a routine matter, and in the absence of your voting instruction, your brokers may exercise discretion to vote your shares on such routine proposal.
Note that if you are a beneficial holder, banks, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 3). A bank, broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. This year, the “non-routine” matters relate to the election of directors (Proposal No. 1), and the advisory vote on executive officer compensation (Proposal No. 2). Accordingly, we encourage you to provide voting instructions to your bank, broker or other nominee whether or not you plan to attend the meeting.
Q:
What is the vote required for each proposal?

A:
The votes required to approve each proposal are as follows:

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Proposal No. 1:   The election of the directors at the Annual Meeting shall be by a plurality of votes cast by the holders of shares entitled to vote in the election. This means that the six (6) director nominees receiving the most affirmative votes will be elected to the Board of Directors. Any shares not voted (whether by withholding the vote, broker non-vote or otherwise) will have no impact in the election of directors.

•
Proposal No. 2:   Approval requires the affirmative vote of a majority of the shares present in person or represented by Proxy at the Annual Meeting and entitled to vote on the matter.

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Proposal No. 3:   Approval requires the affirmative vote of a majority of the shares present in person or represented by Proxy at the Annual Meeting and entitled to vote on the matter.

Q:
If I submit a Proxy, how will it be voted?

A:
When Proxies are properly dated, executed and returned, the shares represented by such Proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the Proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the Proxy holders can vote your shares on the new meeting date as well, unless you have revoked your Proxy instructions, as described below under “Can I change my vote or revoke my Proxy?”

Q:
What should I do if I get more than one Proxy or voting instruction card?

A:
Stockholders may receive more than one set of voting materials, including multiple copies of the Proxy Materials and multiple Proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of Proxy Materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of Proxy Materials.

You should vote in accordance with all of the Proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.
Q:
Can I change my vote or revoke my Proxy?

A:
You may change your vote or revoke your Proxy at any time prior to the polls closing at the Annual Meeting.

If you are the stockholder of record, you may change your vote by:
•
granting a new Proxy bearing a later date (which automatically revokes the earlier Proxy) using any of the methods described above (and until the applicable deadline for each method);

•
providing a written notice of revocation to our Corporate Secretary at ProFrac Holding Corp., 333 Shops Boulevard, Suite 301, Willow Park, Texas 76087, prior to your shares being voted; or

•
participating in the Annual Meeting and voting electronically online at https://edge.media-server.com/mmc/p/qfak5hjf. Participation alone at the Annual Meeting will not cause your previously granted Proxy to be revoked unless you specifically vote during the meeting.

Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to revoke a Proxy, you must contact such bank, broker or other nominee to revoke any prior voting instructions.
Q:
How can I attend the Annual Meeting in person?

A:
There is no physical location for the Annual Meeting. You are invited to attend the Annual Meeting by participating virtually if you are a stockholder of record as of the Record Date.

Q.
How can I participate in the Annual Meeting?

A:
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. To attend, vote and submit questions during the Annual Meeting, stockholders of record must use their control number on their Proxy card to log into https://edge.media-server.com/mmc/p/qfak5hjf. Beneficial stockholders who do not have a control number may gain access to the meeting by logging into their bank, brokerage or other nominee’s website and selecting the stockholder communications mailbox to link through to the Annual Meeting. Instructions should also be provided on the voting instruction card provided by their bank, broker or other nominee.

The meeting webcast will begin promptly at 10:30 a.m. Central Time. We encourage you to access the meeting prior to the start time. We plan to have a webcast replay which will be posted as soon as practicable to the Investor Relations section of our website, which is located at https://ir.pfholdingscorp.com.

Q.
Will I be able to ask questions and have these questions answered during the Annual Meeting?

A:
You may ask questions and have questions answered during the Annual Meeting. Stockholders who wish to submit a question in advance may do so by visiting our Annual Meeting website at https://edge.media-server.com/mmc/p/qfak5hjf. Stockholders also may submit questions live during the meeting. We plan to reserve some time for stockholder questions to be read and answered by Company personnel during the Annual Meeting. In submitting questions, please note that we will only address questions that are germane to the matters being voted on at our Annual Meeting, as time permits. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, relating to rules of conduct, and other materials for the Annual Meeting will be available online and are accessible following the instructions on your Proxy card.

Q:
What if I have technical difficulties or trouble accessing the virtual meeting website?

A:
If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, a phone number will be posted on the website to connect you to technical support.

Q:
Why is the Annual Meeting being held only online?

A:
A virtual Annual Meeting provides expanded access and greater participation from any location around the world, improved communication and cost savings for our stockholders and the Company.

Q:
How can I get electronic access to the Proxy Materials?

A:
The Proxy card will provide you with instructions regarding how to:

•
view our Proxy Materials for the meeting through the internet; and

•
instruct us to send our future Proxy Materials to you electronically by email.

If you choose to receive future Proxy Materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the Proxy voting site. Your election to receive Proxy Materials by email will remain in effect until you terminate it.
Q:
Is there a list of stockholders entitled to vote at the Annual Meeting?

A:
The list of stockholders of record entitled to vote at the Annual Meeting will be available and may be inspected during normal business hours for a period of at least ten (10) days prior to the Annual Meeting at our offices located at 333 Shops Boulevard, Suite 301, Willow Park, Texas 76087. The list of stockholders will also be available for your review by accessing the meeting website during the Annual Meeting.

Q:
Who will tabulate the votes?

A:
Our Corporate Secretary will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q:
Where can I find the voting results of the Annual Meeting?

A:
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission (the “SEC”) within four (4) business days after the Annual Meeting.

Q:
I share an address with another stockholder, and we received only one paper copy of the Proxy Materials. How may I obtain an additional copy of the Proxy Materials?

A:
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.” If you wish to opt out of householding, and would like separate copies of the Proxy Materials mailed to each stockholder sharing your address, or if you are receiving multiple copies and would like to receive a single copy, please contact Equiniti Trust Company, LLC by telephone at (888) 999-0032, through its website at https://equiniti.com/us or by mail at EQ Shareowner Services, Attn: On Base, PO Box 500, Newark, NJ 07101. Beneficial owners (street name stockholders) sharing an address who are receiving multiple copies of the Proxy Materials and other stockholder communications and who wish to receive a single copy of such materials in the future will need to contact their bank, broker or other nominee to request that only a single copy of such materials be mailed to all stockholders at the shared address in the future.
Q:
What if I have questions about my ProFrac shares or need to change my mailing address?

A:
You may contact our transfer agent, Equiniti Trust Company, LLC, by telephone at (888) 999-0032, through its website at https://equiniti.com/us or by U.S. mail at EQ Shareowner Services, Attn: On Base, PO Box 500, Newark, NJ 07101, if you have questions about your ProFrac shares or need to change your mailing address.

Q:
Who is soliciting my Proxy and paying for the expense of solicitation?

A:
The Proxy for the Annual Meeting is being solicited on behalf of our Board of Directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these Proxy Materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding Proxy Materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. If you choose to access the Proxy Materials or vote via the internet or by phone, you are responsible for any internet access or phone charges you may incur.

Q:
What are the requirements to propose actions for consideration to be included in our Proxy Materials for our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”)?

Requirements for stockholder proposals to be considered for inclusion in our Proxy Materials for our 2027 Annual Meeting:
Our Bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to our Corporate Secretary at 333 Shops Boulevard, Suite 301, Willow Park, Texas 76087. In addition, stockholder proposals must comply with the requirements of Rule 14a8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. To be eligible for inclusion in the proxy statement for our 2027 Annual Meeting, stockholder proposals must be received by our Corporate Secretary no later than December 28, 2026 and must otherwise comply with the requirements of Rule 14a8 of the Exchange Act regarding Company-sponsored proxy materials.
Requirements for stockholder proposals and director nominations to be presented at our 2027 Annual Meeting, not intended for inclusion in the Company’s proxy materials:
Stockholders who wish to nominate persons for election to the Board of Directors at the 2027 Annual Meeting or who wish to present a proposal at the 2027 Annual Meeting, but who do not intend for such nomination or proposal to be included in the Company’s proxy materials for such meeting, must deliver written notice of the nomination or proposal to our Corporate Secretary at 333 Shops Boulevard, Suite 301, Willow Park, Texas 76087. To be timely for our 2027 Annual Meeting, our Corporate Secretary must receive the written notice at the address noted above:
•
not earlier than the close of business on January 27, 2027; and

•
not later than the close of business on February 26, 2027.

If we hold our 2027 Annual Meeting more than thirty (30) days before or more than sixty (60) days after May 27, 2027 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal must be received by our Corporate Secretary not later than the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made.
A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our Bylaws. If a stockholder who has notified the Company of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, the Company does not need to present the proposal for vote at such meeting.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 28, 2027. If the date of the 2027 Annual Meeting is more than thirty (30) days before or after May 27, 2027 (the one-year anniversary date of the Annual Meeting), stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide such notice by the later of sixty (60) days prior to the meeting or the tenth (10th) day after we first publicly announce the date of the 2027 Annual Meeting. The deadline under Rule 14a-19(b) is a minimum notice requirement that does not override or supersede the earlier deadline in our by-laws. A stockholder intending to solicit proxies in support of director nominees other than our nominees must satisfy the requirements of both our by-laws and Rule 14a-19, which imposes conditions beyond those in our by-laws. Rule 14a-19(b) requires that the stockholder’s notice to us must include the names of all nominees for whom the stockholder intends to solicit proxies and must include a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than our nominees.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our Board of Directors (the “Board”), its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.
Board Leadership Structure
Our Board does not have a policy regarding separation of the roles of chief executive officer and chairman of the Board. The Board believes it is in our best interests to make that determination from time to time based on circumstances.
Mr. Johnathan L. Wilks serves as our Chief Executive Officer and Mr. Matthew D. Wilks serves as our Executive Chairman of the Board (our principal executive officer or “PEO”). Our Board believes that this leadership structure, separating the Executive Chairman and Chief Executive Officer roles, is appropriate for the Company at this time, since it allows Mr. Johnathan L. Wilks to focus on the day-to-day operation of the business and operational leadership. At the same time, Mr. Matthew D. Wilks can focus on the strategic direction of the Company and leadership of the Board, including calling and presiding over meetings of the Board and serving as a liaison and supplemental channel of communication between the Board and the Chief Executive Officer.
Board Role in Risk Oversight
Consistent with our Corporate Governance Guidelines, our Board reviews the process for assessing the major risks facing us and the options for their mitigation. This responsibility is largely satisfied by our Audit Committee (as defined below), which is responsible for reviewing and discussing with management and our independent registered public accounting firm our major risk exposures and the policies management has implemented to monitor such exposures, including our financial risk exposures and risk management policies.
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that set forth expectations for directors, director qualification standards, Board committee structure and functions and other policies for the governance of our Company. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://ir.pfholdingscorp.com by clicking on “Governance Documents” under the “Governance” section of our website. Our Corporate Governance Guidelines are subject to modification from time to time by our Board as it may deem appropriate and in the best interests of the Company and its stockholders, or as required by applicable laws and regulations.
Board and Committees
Our Board consists of six (6) directors, three (3) of whom satisfy the independence requirements of the Exchange Act and the Nasdaq Global Select Market and Nasdaq Texas, LLC (together, “Nasdaq”) listing standards. Our Board has determined that Theresa Glebocki, Gerald Haddock and Stacy Nieuwoudt are independent within the meaning of the Nasdaq listing standards currently in effect and Rule 10A3 of the Exchange Act.
Our second amended and restated certificate of incorporation (“Certificate of Incorporation”) provides that the terms of office of the directors are from the time of their election until the next annual meeting of stockholders or until their successors are duly elected and qualified. Our Certificate of Incorporation provides that the number of directors will be fixed from time to time exclusively by our Board pursuant to a resolution adopted by a majority of the Board. In addition, our Certificate of Incorporation and our Bylaws provide that, in general, vacancies on the Board may be filled by a majority of directors in office, although less than a quorum, by a sole remaining director, or by the holders of a majority of the voting power of the outstanding shares of our stock entitled to vote generally for the election of directors, voting as a single class and acting at a meeting of the stockholders or by written consent. Certain provisions of our Certificate of Incorporation relating to the nomination and service of our directors are subject to the terms of the

ProFrac Stockholders’ Agreement (as defined below), which is described below under “Nominations Process and Director Qualifications — Nomination to our Board.”
Our standing committees are our Audit Committee and Compensation Committee, described below. Pursuant to our Bylaws, our Board may, from time to time, establish other committees to facilitate the management of our business and operations.
Status as a Controlled Company
Because Messrs. Dan Wilks and Farris Wilks and entities owned by or affiliated with them and certain individuals affiliated with such entities (collectively, the “Wilks Parties”) beneficially own 151,291,798 shares of our Common Stock, representing approximately 82.32% of the voting power of ProFrac as of April 1, 2026, we are a controlled company under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and rules of Nasdaq, as we have been since the time of our initial public offering in May of 2022. Additionally, the Wilks Parties are currently, and we expect that they will continue to be, deemed a group for purposes of certain rules and regulations of the SEC as a result of the ProFrac Stockholders’ Agreement (as defined below). Under the Nasdaq rules, a company of which more than 50% of the voting power for the election of directors is held by a person or group of persons acting together is a controlled company and may elect not to comply with certain Nasdaq corporate governance requirements, including the requirements that:
•
a majority of the board of directors consist of independent directors as defined under the rules of Nasdaq;

•
director nominees be selected or recommended for the board’s selection by independent directors constituting a majority of the board’s independent directors or by a nominating committee composed entirely of independent directors, with a written charter or board resolution, as applicable, addressing the committee’s purpose and responsibilities; and

•
the compensation committee be composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

These requirements will not apply to us as long as we remain a controlled company. We currently intend to continue to utilize some or all of these exemptions. For example, our Board does not currently consist of a majority of independent directors and our director nominees are not selected or recommended for the Board’s selection by our independent directors. We currently maintain a Compensation Committee composed entirely of independent directors, with a written charter, but we are not required to do so for as long as we remain a controlled company. Accordingly, in light of our controlled company status, you may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of Nasdaq. We are subject to rules of Sarbanes-Oxley that require us to have an audit committee composed entirely of independent directors. If at any time we cease to be a controlled company, we will take all action necessary to comply with Sarbanes-Oxley and the rules of Nasdaq, including by appointing a majority of independent directors to our Board and ensuring we have a compensation committee and nominating committee composed of independent directors, subject to permitted “phase-in” periods.
Audit Committee
Our Board has established an audit committee (the “Audit Committee”) whose functions include the following:
•
assist the Board in its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent accountant’s qualifications and independence, and our accounting and financial reporting processes and the audits of our financial statements;

•
prepare the report required by the SEC for inclusion in our annual proxy or information statement;

•
oversee the organization and performance of the Company’s internal audit function;

•
oversee the Company’s risk assessment and risk management practices and policies, including with respect to cybersecurity risk;

•
approve audit and non-audit services to be performed by our independent accountants; and

•
perform such other functions as the Board may from time to time assign to the Audit Committee.

Our Audit Committee consists of Theresa Glebocki, Gerald Haddock and Stacy Nieuwoudt, with Ms. Glebocki serving as Chairwoman, all of whom satisfy the independence requirements of the Exchange Act and Nasdaq listing standards, all of whom qualify as “Audit Committee financial experts” as defined under these rules and Nasdaq listing standards, and all of whom satisfy the financial literacy and sophistication standards for Audit Committee members under the Exchange Act and Nasdaq listing standards. Our Audit Committee operates under a written charter, which satisfies applicable SEC rules and Nasdaq listing standards, which is available on our website at https://ir.pfholdingscorp.com.
Compensation Committee
Our Board has established a compensation committee (the “Compensation Committee”) which is comprised of Theresa Glebocki, Gerald Haddock and Stacy Nieuwoudt, all of whom satisfy the independence requirements of the Exchange Act and Nasdaq listing standards, with Ms. Nieuwoudt serving as Chairwoman. The Compensation Committee establishes salaries, incentives and other forms of compensation for executive officers and directors. The Compensation Committee also administers our 2022 Long Term Incentive Plan (the “LTIP”). Each member of the Compensation Committee is a non-employee director, as defined in Rule 16b3 promulgated under the Exchange Act. Our Compensation Committee is responsible for, among other things:
•
reviewing, approving and determining, the compensation program and compensation of our executive officers;

•
monitoring our incentive and equity-based compensation plans;

•
reviewing and discussing with management the Company’s disclosures contained under the caption “Executive Compensation” for use in any of the Company’s annual reports on Form 10-K, registration statements, proxy statements, information statements or similar documents;

•
reviewing, and recommending revisions to, our clawback policy, which allows us to recoup compensation erroneously paid to current and former executive officers;

•
reviewing our compensation policies for elements of risk; and

•
preparing the Compensation Committee report required to be presented to the Board, when and to the extent such requirement is applicable to us.

Our Compensation Committee operates under a written charter, which satisfies applicable SEC rules and Nasdaq listing standards, which is available on our website at https://ir.pfholdingscorp.com.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee serves or has served as an executive officer or employee of the Company or any of its subsidiaries. In addition, during the fiscal year ended December 31, 2025, none of our executive officers served, nor do any of our executive officers currently serve, as a director or as a member of the compensation committee of a company which employs any of our directors.
Insider Trading, Anti-Hedging and Pledging Policy
We have adopted insider trading policies and procedures governing the purchase, sale, and/or disposition of the Company’s securities held by our directors, officers and employees, and the Company itself, and have implemented processes for the Company that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of Nasdaq. A copy of our insider trading policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Pursuant to our Insider Trading Policy, the Company’s directors, officers and employees as well as certain other persons named therein (collectively, the “Covered Persons”) may not engage in hedging or monetization transactions, through transactions in Company securities or through the use of financial instruments designed for such purpose, such as prepaid variable forwards, equity swaps, total return swaps, collars and exchange funds. Such hedging and monetization transactions may result in a Covered Person becoming the beneficial owner of such Company securities without taking on the full risks and rewards of ownership, and therefore such Covered Person’s interests may not align with those of the Company’s stockholders generally. Additionally, pursuant to our Insider Trading Policy, Covered Persons may not pledge any Company securities as collateral for a loan, nor may they hold Company securities as collateral in a margin account.
Policy on Equity-Based Award Timing and Pricing
The Company does not currently grant awards of stock options, stock appreciation rights or similar option-like awards, so we do not have a formal policy with respect to the timing of such awards. The Compensation Committee generally grants equity awards on a predetermined annual schedule and we do not take material non-public information into account when determining the timing and terms of such awards. Additionally, we do not grant equity awards in anticipation of the release of material non-public information and we do not time the release of material non-public information based on equity award grant dates or for the purpose of affecting the value of executive compensation.
Board and Committee Meetings and Attendance
Our Board and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During 2025, our Board met sixteen (16) times; our Audit Committee met eighteen (18) times; and our Compensation Committee met six (6) times.
Each member of our Board attended at least 75% of the aggregate of the total number of (i) meetings of the Board (held during the period for which he or she has been a director) and (ii) meetings held by all committees of the Board on which he or she served (during the period for which he or she served).
Board Attendance at Annual Meeting of Stockholders
Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders. All six (6) of our Board members attended the 2025 Annual Meeting of Stockholders.
Communication with Directors
Stockholders who wish to communicate with our Board as a group, our independent directors as a group, a committee of our Board or a specific member of our Board (including our Executive Chairman) may do so by letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by the Corporate Secretary and provided to the members of our Board, our independent directors as a group, a committee of our Board or a specific member of our Board (including our Executive Chairman) as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our Board will not be provided to directors.
The address for these communications is:
ProFrac Holding Corp.
333 Shops Boulevard, Suite 301
Willow Park, Texas 76087
Attn: Corporate Secretary
Code of Business Conduct
We have adopted a Code of Business Conduct that applies to all of our directors, officers and employees, which is available on our website at ir.pfholdingscorp.com.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to our Board
Given our status as a controlled company, our Board does not have a nominating and corporate governance committee. Instead, candidates for nomination to our Board are selected by our principal stockholders and all six (6) members of the Board in accordance with our Certificate of Incorporation and our Bylaws, and are subject to the provisions of the ProFrac Stockholders’ Agreement, dated as of May 17, 2022 (as amended on January 13, 2023, the “ProFrac Stockholders’ Agreement”), by and among the Company, THRC Holdings, LP (together with any other member of the THRC Group (as defined therein) executing a joinder thereto, the “THRC Parties”), Farris C. Wilks, FARJO Holdings, LP (“FARJO”), and the Farris and Jo Ann Wilks 2022 Family Trust (together with Farris C. Wilks, FARJO and any other member of the Farris Group (as defined therein) executing a joinder thereto, the “Farris Parties”). In selecting candidates for nomination to the Board, the Board also adheres to the Company’s Corporate Governance Guidelines and the criteria approved regarding director candidate qualifications. Pursuant to the terms of the ProFrac Stockholders’ Agreement, nominees to the Board shall be comprised of (i) one (1) director designated by the THRC Parties (“THRC Designee” or “THRC Director”); (ii) two (2) directors designated by the Farris Parties (each, a “Farris Designee” or “Farris Director” and together, with the THRC Designee, the “Principal Stockholder Designees”); and (iii) three (3) independent directors designated by the Company.
As principal stockholders of the Company (“Principal Stockholders”), the THRC Parties and Farris Parties may nominate any Principal Stockholder Designee who they believe satisfies the requirements for service to the Board, in accordance with the Company’s Certificate of Incorporation, Bylaws, rules and regulations of Nasdaq or applicable law. Once a Principal Stockholder Designee is identified, the Board promptly and in good faith considers the merits and qualifications of the Principal Stockholder Designee. Upon their nomination to the Board and from time to time thereafter, if reasonably requested by a Principal Stockholder, the Board shall also consider in good faith whether any Principal Stockholder Designee qualifies as a Company Independent Director (as defined in the ProFrac Stockholders’ Agreement). Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our Board is set forth above under “Requirements for stockholder proposals to be considered for inclusion in our Proxy Materials for our 2027 Annual Meeting” and “Requirements for stockholder proposals and director nominations to be presented at our 2027 Annual Meeting, not intended for inclusion in the Company’s proxy materials.”
Director Qualifications
Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our Board from time to time, our Board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our Certificate of Incorporation and Bylaws, our Corporate Governance Guidelines and the charters of the committees of our Board. When considering nominees, our Board may take into consideration many factors including, among other things, a candidate’s experience in corporate management, professional and academic experience relevant to the Company’s industry and strategic plan, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our Board in the context of its existing composition. The brief biographical description of each director set forth in “Proposal No. 1: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board at this time.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Our Board currently consists of six (6) directors. All of our current directors will stand for re-election at the Annual Meeting. Our Board proposes that each of the nominees named below be elected as a director for a one-year term expiring at our 2027 Annual Meeting, or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
Unless otherwise instructed, shares represented by proxies will be voted “FOR” the election of each of the nominees named below. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than six (6) directors. Stockholders may not cumulate votes for the election of directors.
Nominees to Our Board
The nominees and their ages, occupations and lengths of service on our Board as of the date of the Proxy are provided in the table below and in the additional biographical descriptions set forth in the text below the table.
Name	Age	Position	Director Since
Matthew D. Wilks	43	Executive Chairman	May 2022
Theresa Glebocki(1)(2)	64	Director	May 2022
Gerald Haddock(1)(2)	78	Director	May 2022
Sergei Krylov	48	Director	May 2022
Stacy Nieuwoudt(1)(2)	46	Director	May 2022
Matthew Rinaldi	51	Director	December 2025

(1)
Members of our Audit Committee

(2)
Members of our Compensation Committee

Matthew D. Wilks has served as Executive Chairman of our Board since May 2022 and has served as President of ProFrac Services, LLC since October 2018. Previously, Mr. Wilks served as Chief Financial Officer of ProFrac Services, LLC from March 2018 to November 2021, and as interim Chief Financial Officer of ProFrac Services, LLC from January 2022 to March 2022. Mr. Wilks has also served as Vice President of Investments for THRC Holdings, LP since January 2012. In June 2022, Mr. Wilks was appointed to and continues to serve on the board of directors of Flotek Industries, Inc. (“Flotek”), a chemistry technologies company serving the oil and gas industry. In January 2022, Mr. Wilks was appointed to and continues to serve as Executive Chairman of the board of directors of Dawson Geophysical Company (“Dawson”). Earlier in his career, Mr. Wilks served as a member of the board of directors of Approach Resources, Inc. (“Approach”), an E&P company focused on the exploration, development and production of unconventional oil and gas resources in the United States, and as Vice President of Logistics for FTS International, Inc. We believe that Mr. Wilks’ background in numerous roles with ProFrac and his familial connection to ProFrac’s founders as the son of Dan Wilks and nephew of Farris Wilks, allows him to engage in Board deliberations with valuable insight and experience.
Theresa Glebocki has served on our Board since May 2022 and currently serves as Chairwoman of the Audit Committee and as a member of the Compensation Committee. Ms. Glebocki has also served as President and General Manager of Delaware Park Racing Association since March 2023. Prior to that, Ms. Glebocki served as Chief Executive Officer from December 2019 to October 2021, as well as Chief Financial Officer from February 2019 to December 2019, of Ocean Casino. Ms. Glebocki also previously served as Executive Vice President, Chief Financial Officer, and Treasurer of Tropicana Entertainment Inc. from April 2015 to October 2018. Prior to that, Ms. Glebocki served as Vice President of Finance and Chief Financial Officer of Revel Entertainment Group LLC from June 2007 to April 2015. Ms. Glebocki holds a B.S. from Lehigh University. We believe that Ms. Glebocki’s leadership skills and experience, including serving as an executive officer for several companies, will bring valuable insights to our Board and qualifies her to serve as a director.

Gerald Haddock has served on our Board since May 2022 and currently serves as a member of each of the Audit Committee and Compensation Committee. Mr. Haddock founded Haddock Enterprises, LLC in 2000 and has served as its President since such time. Mr. Haddock was appointed to serve as a director of Silver Star Properties REIT Inc. in June 2020, and has served as its Executive Chairman since 2023 and its Chief Executive Officer since 2024. Since January 2005, Mr. Haddock has served as a director of Meritage Homes Corporation, a real estate development company, and has also served as Chairman of its Nominating and Corporate Governance Committee since January 2006 and as a member of its Audit Committee from January 2009 to December 2018. In the last five years, he has served as a Founder and Director of Union Acquisition Corp. I., which recently completed a business combination with Bioceres Crop Solutions Corp., and as a Founder and Director of Union Acquisition Corp. II, which recently completed a business combination with Procaps Group, S.A. From 1986 to 2020, Mr. Haddock served as director of Valaris, Plc. (formerly ESCO International, Plc.), a leading global offshore oil and gas drilling service company, where he led much of its mergers and acquisitions and oversaw strategic development, as well as served as its co-lead Director and Chairperson of the Audit Committee and was also a member of the Nominating and Governance Committee. Additionally, from December 2004 to October 2008, Mr. Haddock served as a Board Member of Cano Petroleum, Inc. Formerly, Mr. Haddock co-founded Crescent Real Estate Equities Company and served as its President and Chief Operating Officer from 1994 to 1999, and as its Chief Executive Officer from 1996 to 1999. Mr. Haddock serves on the board of the CEELI Institute and has previously served on the board of trustees for Baylor College of Medicine in Houston and as a member of various other committees for Baylor University and at Baylor College of Medicine. Those committees included the Executive Investment Committee at both Baylor University and Baylor College of Medicine. Mr. Haddock has also previously served on the board of the M.D. Anderson Proton Therapy Education and Research Foundation. Mr. Haddock led the acquisition team to purchase the Texas Rangers, in which he was a minority owner along with George W. Bush from 1989 to 1998 and served as its General Counsel. Mr. Haddock holds a B.B.A and J.D. from Baylor University. He also holds an L.L.M in Taxation from New York University School of Law and an M.B.A. from Dallas Baptist University. We believe that Mr. Haddock’s significant and extensive experience advising multiple companies across a breadth of industries, combined with his understanding and background in business, will bring proven leadership and business and industry acumen to the Board and qualify him to serve as a director.
Sergei Krylov has served on our Board since May 2022. Mr. Krylov has been in the energy industry for more than 20 years as an executive officer, an investment banker and an investor. Currently, Mr. Krylov serves as Investment Partner and Chief Financial Officer of Wilks Brothers, LLC. From 2014 to 2020, Mr. Krylov was as an executive at Approach, initially serving as its Executive Vice President and Chief Financial Officer and subsequently as its President and Chief Executive Officer. From 2000 to 2013, Mr. Krylov worked at J.P. Morgan Securities LLC in the Energy Investment Banking group in New York and Houston, where he most recently served as Managing Director. In addition, he currently serves on the board of directors of Dawson. During his career, Mr. Krylov has executed numerous mergers and acquisitions, capital markets offerings and financial restructurings. Mr. Krylov holds a B.B.A. in Finance from Pace University. We believe that Mr. Krylov’s skills and experience, particularly his financial expertise and understanding of capital markets, knowledge of the oil and gas industry and his public company executive experience, make him qualified to serve as a director.
Stacy Nieuwoudt has served on our Board since May 2022 and currently serves as Chairwoman of the Compensation Committee and as a member of the Audit Committee. Ms. Nieuwoudt has been a private investor since 2019. From 2017 to 2019, Ms. Nieuwoudt served as a Senior Energy and Industrials Analyst at Aptigon Capital, a Citadel Company and fundamental equities investing business. Prior to that, Ms. Nieuwoudt served as an Energy Equities Analyst at Surveyor Capital, a Citadel Company and investing firm, from September 2010 to November 2017. Prior to that, Ms. Nieuwoudt served as Vice President at Crosslink Capital Management LLC, a venture capital firm, from 2008 to 2010; as Energy Equities Research Vice President at Tudor, Pickering, Holt & Co. Securities, LLC, a financial services firm, from 2005 to 2008; as a Private Equity Energy Analyst at EnCap Investments L.P., a private equity firm specializing in the energy industry, from 2004 to 2005; and as an Energy Research Analyst at Simmons & Company International Limited, an investment bank specializing in the energy sector, from 2002 to 2004. Previously, Ms. Nieuwoudt served on the board of directors of enCore Energy Corp. (NASDAQ: EU), a uranium producer and clean energy company, from October 2024 to August 2025, and Independence Contract Drilling (NYSE: ICD), an energy drilling services company, from January 2021 to August 2024, where she also served as Chair of the Audit and Nominating and Corporate Governance Committees and as a member of the Compensation Committee. Ms. Nieuwoudt holds a B.A. from Rice University. We believe that Ms. Nieuwoudt’s skills and experience, particularly her specialized knowledge, background and expertise in the energy industry, combined with her understanding of capital markets and career-long experience covering the energy industry, qualify her to serve on our Board.
Matthew Rinaldi has served on our Board since December 2025. Mr. Rinaldi is a licensed attorney whose practice has focused on in-house corporate, real estate, and regulatory matters, as well as representing businesses in a broad range of complex commercial litigation and appellate matters, including securities class action lawsuits, director and officer liability, real estate, antitrust, insurance and intellectual property litigation. Mr. Rinaldi is the General Counsel of FARJO Holdings, LP, a Wilks Party, a position he has held since June 2023. He has served as a member of the Board of Directors of Braemar Hotels & Resorts since November 2013, where he currently serves as chair of the Compensation Committee and as a member of its Related Party Transactions Committee. Mr. Rinaldi also serves as a member of the Board of Managers of Bentkey Ventures, LLC, where he currently serves as chair of the Audit Committee and as a member of the Conflicts Committee. Previously, Mr. Rinaldi was General Counsel of Quantas Healthcare Management, LLC and its affiliated medical facilities from June 2017 to June 2023. Mr. Rinaldi also served as an elected representative of Texas House District 115 in the Texas House from 2014 to 2019. Mr. Rinaldi served as Senior Counsel with the law firm of Dykema Gossett, PLLC from 2014 through 2017 and served as counsel with the law firm of Miller, Egan, Molter & Nelson, LLP from 2009 to 2013. Prior to joining Miller, Egan, Molter & Nelson, LLP, Mr. Rinaldi was an associate attorney at the law firm of K&L Gates LLP from 2006 to 2009 and an associate attorney at the law firm of Gibson, Dunn and Crutcher, LLP from 2001 to 2006, where he defended corporate officers and accounting firms in securities class action lawsuits and assisted with SEC compliance issues. Mr. Rinaldi has extensive experience in corporate and real estate law, in federal, state and appellate courts, and has represented and counseled a broad spectrum of clients, including Fortune 500 companies, “Big Four” accounting firms, insurance companies, healthcare companies and real estate developers, as well as small businesses and individuals. Mr. Rinaldi holds a J.D., cum laude, from Boston University and a B.B.A.in Economics, cum laude, from James Madison University. We believe that Mr. Rinaldi’s significant and extensive experience advising multiple companies across different industries, combined with his understanding and background in business, qualifies him to serve as a director.
Family Relationships
Johnathan L. Wilks and Matthew D. Wilks are first cousins and the sons of our founders and principal stockholders, Farris and Dan Wilks, respectively.
Director Compensation
We have adopted a comprehensive director compensation program in order to attract and retain qualified non-employee directors who are essential to our future success, growth, and governance. Under the director compensation program, during 2025, each non-employee director was entitled to receive the following compensation:
•
an annual cash retainer of $95,000 for each calendar year;

•
an additional cash retainer of $20,000 for the chair of the Audit Committee;

•
an additional cash retainer of $15,000 for the chair of the Compensation Committee;

•
an annual award of restricted stock units with an aggregate fair market value of approximately $150,000 on the grant date that vests following a one-year vesting period; and

•
an additional cash fee of $1,500 for attendance at each meeting of our Board or a committee thereof.

Director Compensation Table for 2025 Fiscal Year
The table below sets forth the compensation of our non-employee directors who served at any time during the fiscal year ended December 31, 2025. The Company did not provide option awards, non-equity incentive plan compensation, nonqualified deferred compensation, or any perquisites or other compensation to the Board of Directors during fiscal year 2025, and as such, those columns are not reflected in this table.

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)(4)	Total ($)
Gerald W. Haddock	153,500	150,000	303,500
Stacy Nieuwoudt	170,000	150,000	320,000
Theresa Glebocki	175,000	150,000	325,000
Sergei Krylov	117,500	150,000	267,500
James Coy Randle, Jr.(5)	119,000	—	119,000
Matthew Rinaldi(6)	—	—	—

(1)
For information regarding Matthew D. Wilks’ compensation, see the Summary Compensation Table below.

(2)
Represents the total annual cash retainer of $95,000 for each director, an additional cash retainer of $15,000 for Ms. Nieuwoudt as Chair of the Compensation Committee, an additional cash retainer of $20,000 for Ms. Glebocki as Chair of the Audit Committee, and the aggregate dollar amount of meeting fees for each director ($1,500 per meeting).

(3)
Represents the aggregate grant date fair value of restricted stock units granted under the LTIP that will vest following a one-year service vesting period, computed in accordance with ASC Topic 718, Compensation — Stock Compensation. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Please see the discussion of the assumptions made in the valuation of these awards in “Note 10 — Stock-Based Compensation” to the audited consolidated financial statements included in our Annual Report on Form 10K for the year ended December 31, 2025. Generally, the full grant date fair value is the amount that we would expense in our financial statements over the award’s vesting schedule. These amounts reflect our accounting expense, and do not correspond to the actual value that will be recognized by the director.

(4)
As of December 31, 2025, the number of unvested restricted stock unit awards held by Messrs. Haddock and Krylov and Mses. Glebocki and Nieuwoudt was 75,664. Neither Mr. Randle nor Mr. Rinaldi held any unvested equity as of December 31, 2025.

(5)
Mr. Randle resigned from the Board of Directors effective December 17, 2025. Amounts reported reflect compensation earned for service on the Board through the date of his resignation.

(6)
Mr. Rinaldi was appointed to the Board of Directors effective December 17, 2025. Mr. Rinaldi did not receive any compensation for service as a director during fiscal year 2025.

Non-Employee Director Compensation Arrangements
Under our director compensation program, members of our Board who are also employees will not receive additional compensation for their service as directors. Each director is entitled to be reimbursed for reasonable and necessary travel and miscellaneous expenses incurred to attend meetings and activities of the Board or any of its committees. Each director is also indemnified by us for actions associated with serving as a director to the fullest extent permitted under Delaware law.
OUR BOARD RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR ELECTION AS DIRECTORS FOR PROPOSAL NO. 1

PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the Company is offering stockholders the opportunity to cast a non-binding, advisory vote to approve the compensation of the Company’s named executive officers (the “NEOs”) (commonly known as a “say-on-pay vote”) pursuant to the following resolution: that the compensation of our NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, be approved. Based on the vote of our stockholders recommending annual say-on-pay votes at our 2023 Annual Meeting of Stockholders, our Board determined to provide our stockholders the opportunity to cast a non-binding, advisory vote on NEO compensation on an annual basis. This vote is not intended to address any specific item of compensation and is not a vote on our general compensation policies (or our compensation policies as they relate to risk management) or the compensation of the Board. As described more fully in the “Executive Compensation” section of this Proxy Statement and the accompanying tabular and narrative disclosures, the Company’s compensation policy is designed to attract and retain highly qualified executive officers. The Company’s compensation program seeks to align executive compensation with stockholder value on an annual and long-term basis through a combination of base pay, as well as certain annual and long-term incentives. Please see the “Executive Compensation” section of this Proxy Statement for additional information on our executive compensation program.
OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR PROPOSAL NO. 2.

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ratifying Our Certifying Accountants for 2026
The Audit Committee has appointed Grant Thornton LLP (“Grant Thornton”), an independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2026, and the Board is asking stockholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise the Company’s independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of Grant Thornton for ratification by stockholders as a matter of good corporate practice.
Grant Thornton has continuously served as our independent registered public accounting firm since 2018. A representative of Grant Thornton is expected to be present during the Annual Meeting and, if present, Grant Thornton will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions from stockholders at the meeting.
Independent Registered Public Accounting Firm Fees and Services
The following is a summary of the fees billed to us by Grant Thornton for professional services rendered for the fiscal year ending on December 31, 2024 and December 31, 2025.
	Year Ended December 31,
Grant Thornton LLP	2025	2024
Audit Fees(1)	$2,458,306	$2,524,196
Audit-Related Fees(2)	270,935	566,443
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$2,729,241	$3,090,639

(1)
Includes fees for audits of annual financial statements, reviews of the related quarterly financial statements, and services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements, including reviews of documents filed with the SEC.

(2)
Consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in “Audit Fees.” These fees consist primarily of fees related to separate audits of certain of our subsidiaries.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 3.

REPORT OF THE AUDIT COMMITTEE
The information contained in the following report of our Audit Committee is not considered to be “soliciting material,” “filed” with or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”) unless and only to the extent that we specifically incorporate it by reference.
Primary Oversight Responsibilities
Management is responsible for the Company’s financial reporting process, including the responsibility to prepare our consolidated financial statements in accordance with generally accepted accounting principles in the United States (GAAP). The Company’s independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. The Audit Committee’s responsibility is to oversee and review these processes. The Audit Committee is not, however, engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or GAAP, or as to the independence of the independent registered public accounting firm. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm. The Audit Committee’s responsibilities are described in a written charter. A copy of the Audit Committee’s current charter is publicly available on our website at https://ir.pfholdingscorp.com.
Oversight of Independent Auditors
In connection with the evaluation, appointment and retention of the independent registered public accounting firm, at least annually the Audit Committee reviews and evaluates the independence and quality control procedures of the independent registered public accounting firm and the experience and qualifications of its senior personnel providing audit services to the Company. In this evaluation, the Audit Committee may consider, among other factors, the following with respect to the independent registered public accounting firm: its historical and recent performance on our audit, the quality and candor of its communications with the both the Audit Committee and management, the depth of expertise of its audit team and the value provided by its national office, the appropriateness of its fees, how effectively it maintained its independence, its tenure as our independent auditor, its knowledge of our operations, accounting policies and practices, and external data relating to audit quality and performance by it and its peer firms. Based on this overall evaluation, the Audit Committee retained Grant Thornton as our independent registered public accounting firm for 2025.
2025 Audited Financial Statements
In fulfilling its oversight role for the year ended December 31, 2025, our Audit Committee has reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2025 with management and Grant Thornton. Our Audit Committee has also discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.
Our Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our Audit Committee concerning independence, and has discussed with Grant Thornton its independence.
Based on the review and discussions referred to above, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in its charter, our Audit Committee recommended to our Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
Submitted by the Audit Committee
Theresa Glebocki, Chair
Stacy Nieuwoudt
Gerald Haddock

EXECUTIVE OFFICERS
The following table and narrative description set forth certain information concerning our executive officers as of the date of the Proxy:
Name	Age	Position
Matthew D. Wilks	43	Executive Chairman
Johnathan L. Wilks	41	Chief Executive Officer
Austin Harbour	45	Chief Financial Officer
Matthew Greenwood	42	Chief Commercial Officer
Steven Scrogham	50	Chief Legal Officer, Chief Compliance Officer and Secretary
Matthew D. Wilks.   For a brief biography of Mr. Wilks, please see “Proposal No. 1: Election of Directors.”
Johnathan L. Wilks has served as our Chief Executive Officer since May 2022. Mr. Wilks cofounded ProFrac Services, LLC in May 2016 and has served as its Chief Executive Officer since inception. Mr. Wilks has served as President of 301 Ventures LLC and Managing Member of 302 Ventures LLC since 2017, and as Manager of Reval Insurance Group LLC since 2021. Mr. Wilks currently sits on the board of directors of each of Cisco Safe, the Cisco Recreation Foundation and the Thirteen Foundation. Earlier in his career, Mr. Wilks served as VP of Logistics of FTS International, Inc. Mr. Wilks owns a controlling interest in two private E&P companies. Additionally, Mr. Wilks has an extensive background with ProFrac arising from his familial connection to ProFrac’s founders as the son of Farris Wilks and nephew of Dan Wilks.
Austin Harbour has served as our Chief Financial Officer since June 2024. Prior to joining ProFrac, Mr. Harbour was a Managing Director at Piper Sandler Companies from May 2021 to June 2024, where he specialized in the energy services and equipment sector. Prior to Piper Sandler Companies, Mr. Harbour served as the Chief Financial Officer of the North American Business of Superior Energy Services, an oil services company, from March 2020 to May 2021. Mr. Harbour brings extensive operational and financial experience in the energy sector.
Matthew Greenwood has served as our Chief Commercial Officer since March 2022. Previously, Mr. Greenwood served as Senior Vice President of Sales from September 2020 to March 2022, and before that, as Director of Sales from March 2019 to September 2020. Mr. Greenwood directs ProFrac’s sales, marketing and commercial operations, and serves on the ProFrac ESG board. Mr. Greenwood brings 17 years of experience in oilfield services, beginning in 2004 with a Barnett Shale completions-based services platform specializing in water management, power generation, flowback, and completions chemicals. Mr. Greenwood was instrumental in the expansion of operations across the Barnett, Haynesville, Eagle Ford, and Marcellus shale basins.
Steven Scrogham has served as our Chief Legal Officer and Chief Compliance Officer since February 2024 and as our Corporate Secretary since September 2023. Previously, Mr. Scrogham served as Assistant General Counsel from July 2023 to February 2024. Mr. Scrogham is responsible for driving the Company’s legal strategy, including with respect to our transactional, litigation, governance and compliance priorities. Prior to joining the Company, Mr. Scrogham spent approximately 15 years in corporate legal roles at AbbVie Inc. and Abbott Laboratories, where he advised on securities, finance and transactional matters. Mr. Scrogham received his J.D. from the University of Minnesota and his undergraduate degree in International Politics from Brigham Young University.

EXECUTIVE COMPENSATION
We are currently considered a “smaller reporting company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules, and, as such, are providing compensation disclosure required of a smaller reporting company, including a Summary Compensation Table, an Outstanding Equity Awards at Fiscal Year-End Table, a Director Compensation Table, and a Pay Versus Performance Table, as well as limited narrative disclosures. Further, as a smaller reporting company, our executive compensation reporting obligation extends only to our limited group of named executive officers (“NEOs”), which includes our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer) serving at the end of 2025. The individuals listed below are our NEOs for the year ended December 31, 2025:
•
Matthew D. Wilks, our Principal Executive Officer;

•
Johnathan L. (“Ladd”) Wilks, our Chief Executive Officer; and

•
Austin Harbour, our Chief Financial Officer.

Summary Compensation Table
The following table summarizes the compensation awarded to, earned by or paid to our NEOs for the fiscal years ended December 31, 2024 and December 31, 2025. We have omitted the columns entitled “Bonus” and “Option Awards” because our NEOs did not receive any bonuses outside of the 2025 Annual Incentive Plan (as defined below) or option awards during the years presented. We have also omitted the column entitled “Change in Pension Value and Nonqualified Deferred Compensation Earnings” as ProFrac has not sponsored any nonqualified deferred compensation plans or arrangements during the years presented.
Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total Compensation ($)
Matthew D. Wilks Principal Executive Officer	2025	475,000	839,615	59,375	30,214	1,404,204
	2024	475,000	759,225	123,444	28,341	1,386,010
Johnathan L. Wilks Chief Executive Officer	2025	475,000	780,488	47,500	79,595	1,382,583
	2024	475,000	709,472	98,755	78,567	1,361,794
Austin Harbour(5) Chief Financial Officer	2025	450,000	632,996	427,500	19,623	1,530,120

(1)
The amounts in this column reflect total base salary earned by each of the NEOs as of December 31 of the applicable year.

(2)
Reflects the grant date fair value of awards granted pursuant to the LTIP of certain restricted stock units (“RSUs”) granted to Messrs. Matthew D. Wilks and Johnathan L. Wilks on March 31, 2023 (the “2023 LTIP Awards”), awards of RSUs granted to Messrs. Matthew D. Wilks and Johnathan L. Wilks on March 28, 2024 (the “2024 LTIP Awards”), and awards of RSUs granted to Messrs. Matthew D. Wilks, Johnathan L. Wilks, and Austin Harbour on March 28, 2025 (the “2025 LTIP Awards”, and together with the 2023 LTIP Awards and the 2024 LTIP Awards, the “LTIP Awards”), which include a grant date fair value determined for accounting purposes on certain dates in 2025, consistent with ASC Topic 718, Compensation — Stock Compensation. The number of underlying shares awarded to each of the NEOs as the LTIP Awards were determined based on the closing price of the Common Stock on the March 31, 2023, March 28, 2024 and March 28, 2025 grant dates of the LTIP Award, respectively, as approved by the Compensation Committee.

The 2024 LTIP Awards and 2025 LTIP Awards consist of time-based RSUs (such RSUs granted in 2024, the “2024 RSUs” and such RSUs granted in 2025, the “2025 RSUs”) and performance-based RSUs (“PSUs,” and such PSUs granted in 2024, the “2024 PSUs,” and such PSUs granted in 2025, the “2025 PSUs”). Each 2024 PSU and 2025 PSU includes a service component that vests in equal annual installments over a three-year period from the grant date, two performance conditions that vest based on the achievement of Adjusted EBITDA and Adjusted Free Cash Flow targets, and a discretionary component that vests based on the achievement of company performance objectives. For accounting purposes, the applicable NEO grant date fair values for the 2024 RSUs are based on the closing price of the Common Stock on March 28, 2024, for the 2024 PSUs are based on the closing price of the Common Stock on May 31, 2024 and June 6, 2024, and for the 2025 PSUs and 2025 RSUs are based on the closing price of the Common Stock on March 28, 2025.
The 2023 LTIP Awards consist in part of performance-based restricted stock units (“2023 PSUs”). The 2023 PSUs that met the definition of having a grant date in 2025 for accounting purposes also have a service component that vests one year from the grant date along with two performance conditions that vest based on the achievement of Adjusted EBITDA and Adjusted Free Cash Flow, targets and a discretionary component that vests based on the achievement of other company performance objectives. For accounting purposes, the applicable NEO grant date fair values for the 2023 PSUs are based on the closing price of the Common Stock on March 13, 2025.
Amounts reported for all PSUs are consistent with the grant date fair value of the probable outcome of the target performance-based conditions subject to each grant of the PSUs as well as the estimate of aggregate compensation cost to be recognized over fiscal year ending on December 31, 2025, without taking into account forfeitures, consistent with ASC Topic 718, Compensation — Stock Compensation. Because the annual performance targets specific to the awards of the 2023 PSUs, 2024 PSUs, and 2025 PSUs are set at the start of each respective single year during the three-year performance period under the respective award, the grant date fair value reflects the performance period with respect to the 2025 PSUs and 2024 PSUs, and the third year’s performance period with respect to the 2023 PSUs.
For the 2025 PSUs, based on the probable outcome of the target performance-based conditions, the aggregate grant date fair value is $108,341. Based on the highest level of performance conditions (200% of the grant date fair value), the aggregate grant date fair value is $3,940,226. With respect to the 2023 PSUs, based on the probable outcome of the target performance-based conditions, the aggregate grant date fair value is $8,338. Based on the highest level of performance conditions (200% of the grant date fair value), the aggregate date fair value is $303,149. The assumptions used in calculating grant date fair value of the stock awards reported in this column are included in our audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 13, 2026.
These amounts do not reflect the actual economic value that may be realized by the NEO as Messrs. Matthew D. Wilks and Johnathan L. Wilks elected to forego the 2023 PSUs and 2024 PSUs after the Compensation Committee approved the grants (the “Relinquished 2023 and 2024 PSUs”). The Relinquished 2023 and 2024 PSUs and the LTIP Awards are further described in the Narrative to the Summary Compensation Table below under the heading Stock Awards.
(3)
Amounts in this column reflect certain amounts earned in 2025 by Messrs. Matthew D. Wilks, Johnathan L. Wilks, and Austin Harbour in connection with the 2025 annual incentive plan (the “2025 Annual Incentive Plan” and, such awards granted thereunder, the “2025 AI Awards”) as approved by the Compensation Committee. Messrs. Matthew D. Wilks and Johnathan L. Wilks voluntarily decided not to receive any payment of their 2025 AI Awards and received no other replacement compensation. Because they nonetheless earned the 2025 AI Awards pursuant to the terms of the 2025 Annual Incentive Plan as previously approved by the Compensation Committee, their 2025 AI Award amounts are included in this column. Mr. Harbour’s 2025 AI Award was earned pursuant to the Company’s 2025 Annual Incentive Plan, as previously approved by the Compensation Committee, on the same basis as that of the Company’s other executive officers. The 2025 AI Awards are further described in the Narrative to the Summary Compensation Table below under the heading Non-Equity Incentive Plan Compensation.

(4)
Amounts in this column reflect the aggregate incremental cost associated with Mr. Johnathan L. Wilks’ personal use of a Company vehicle, which amounts to $45,977. In 2025, the Company calculated the “aggregate incremental cost” of the Company vehicles for accounting purposes by taking into account the cost of the vehicle, insurance, maintenance, and fuel costs. Amounts in this column also reflect: (a) matching contributions made under the Company’s 401(k) retirement plan to each of the NEOs (b) life insurance, accidental death and dismemberment insurance, and long-term disability premiums paid on behalf of the NEOs.

(5)
Mr. Harbour was appointed Chief Financial Officer effective June 17, 2024, and was not an NEO in 2024. Accordingly, no compensation for that year is reported.

Narrative to the Summary Compensation Table
Stock Awards — 2025 LTIP Awards
The Compensation Committee grants awards to the Company’s executive officers in the form of time-based and performance-based RSUs under the LTIP. These awards are intended to align the interests of executive officers with the long-term interests of stockholders by linking a significant portion of compensation to the Company’s performance and stock price. No equity awards were granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of equity grant dates.
On March 28, 2025, the Compensation Committee granted awards under the LTIP pursuant to the following parameters:
Equity Incentive	Weight	Description
Performance-Based Restricted Stock Units (PSUs)	60%
•
Rewards achievement of financial goals and other key corporate performance achievement goals measured annually over a three-year performance period consisting of annual performance review cycles;

•
Payouts can range between 0% and 200% of target, depending on actual performance;

•
Final payouts are settled in shares of Common Stock or cash after the end of each year during the three-year performance period, subject generally to the executive’s continued employment; and

•
Performance is assessed against the following mix of performance measures, which are weighted to provide a comprehensive and balanced evaluation of our long-term business performance:

Measure	Weight
Adjusted EBITDA	1/3
Adjusted Free Cash Flow	1/3
Other Corporate Achievements	1/3
• The Committee selected these metrics to emphasize profitability, cash flow generation, and overall corporate performance, which it believes are important drivers of long-term stockholder value.
Restricted Stock Units (RSUs)	40%
•
RSUs vest in equal 1/3 tranches on each anniversary of the award date for three years following the award date, subject generally to the executive’s continued employment; and

•
Payouts are settled in cash or shares of Common Stock when vested.

The Company granted time-based RSUs to the NEOs (the “2025 RSUs”) and performance-based RSUs to the NEOs (the “2025 PSUs”) on March 28, 2025 as follows:
NEO	2025 RSUs	2025 PSUs
Matthew D. Wilks	92,088	138,132
Johnathan L. Wilks	85,603	128,405
Austin Harbour	77,821	116,732

2023 and 2024 PSU Awards
Based on actual performance and the Compensation Committee’s assessment of the results of Adjusted EBITDA and Adjusted Free Cash Flow performance metrics specific to the 2025 performance period under the March 31, 2023 grants of PSUs to Messrs. Matthew D. Wilks and Johnathan L. Wilks (the “2023 PSUs”), the threshold Adjusted EBITDA goal was not achieved, and therefore all PSUs attributable to the achievement of Adjusted EBITDA on behalf of such NEOs for fiscal year 2025 were forfeited. The 2025 Adjusted Free Cash Flow result was between threshold and target goals, resulting in a payout of the 2023 PSUs attributable to such metric as set forth in the table below.
In addition, the Compensation Committee approved the Company’s achievement of the discretionary performance-based metric under the March 28, 2024 grants of PSUs to Messrs. Matthew D. Wilks and Johnathan L. Wilks (the “2024 PSUs”), resulting in an earned payout of 2024 PSUs attributable to such metric as described in the following table.
NEO	Payout of 2023 PSUs for 2025 Performance Period	Payout of 2024 PSUs for 2025 Performance Period
Matthew D. Wilks	1,964	10,615
Johnathan L. Wilks	1,826	9,868
Following the Compensation Committee’s approval of the Company’s achievement of such performance metrics and the settlement and payout of the 2023 PSUs and 2024 PSUs as described above, Messrs. Matthew D. Wilks and Johnathan L. Wilks each elected to forego the receipt and payment of their respective 2023 and 2024 PSUs (the “Relinquished 2023 and 2024 PSUs”). Messrs. Matthew D. Wilks and Johnathan L. Wilks received no additional compensation in replacement of the Relinquished 2023 and 2024 PSUs.
Non-Equity Incentive Plan Compensation — 2025 Annual Incentive Awards
Our NEOs have the opportunity to earn a performance-based annual cash incentive award expressed as a percentage of base salary to reward the Company’s and NEO’s achievement of near-term performance goals and to reinforce the Company’s short-term goals and strategic initiatives. Each year, the Compensation Committee establishes target annual incentive opportunities expressed as a percentage of base salary based on the NEO’s level of responsibility and their ability to impact overall results. The Compensation Committee also considers market data, including peer group data, in setting target award amounts.
2025 Performance Goals
For 2025, the Compensation Committee continued its implementation of a formulaic approach to the annual performance-based cash incentive awards, which places an emphasis on profitability and reinforces safety, but also allows flexibility to recognize and reward other key corporate performance achievements, as well as differentiate for individual contributions. Actual payouts depend on the achievement of certain financial, operational and individual performance objectives and can range from 0% to 200% of target award amounts. The NEOs’ annual incentive award is driven by the following mix of performance metrics:
Performance Metrics	Weight
Adjusted EBITDA	40%
Safety	10%
Other Corporate Achievements	25%
Individual Contributions	25%
The Committee selected these metrics to reinforce a focus on profitability and operational performance, while also recognizing broader corporate and individual contributions.
2025 Annual Incentive Award Payouts.
Based on actual performance during 2025 and the Compensation Committee’s assessment of the achievement between the threshold and target levels of company safety metrics, along with other corporate achievements and individual contributions reaching between threshold and target levels, the NEOs received an annual incentive award for 2025, which is reflected in the following table:
	2025 Target Annual Incentive Opportunity ($)	Actual 2025 Annual Incentive Award(1)
Matthew D. Wilks	$593,750	$59,375
Johnathan L. Wilks	$475,000	$47,500
Austin Harbour	$450,000	$427,500

(1)
As described in Footnote 3 to the Summary Compensation Table, Messrs. Matthew D. Wilks and Johnathan L. Wilks elected not to receive their 2025 AI Awards of $59,375 and $47,500, respectively. Neither NEO received any replacement compensation in connection with their election to forgo the 2025 AI Awards. Mr. Harbour’s 2025 AI Award was earned pursuant to the Company’s 2025 Annual Incentive Plan, as previously approved by the Compensation Committee, on the same basis as that of the Company’s other executive officers.

Messrs. Matthew D. Wilks and Johnathan L. Wilks each elected to voluntarily decline payment of their respective 2025 AI Awards. These amounts are nevertheless reflected in the Summary Compensation Table as compensation earned in accordance with SEC disclosure requirements. No replacement compensation was provided in connection with these decisions.
All Other Compensation — Material Executive Perquisites and Other Material Items of Compensation
Material Executive Perquisites
ProFrac provides its NEOs with limited perquisites that the Compensation Committee believes are reasonable and consistent with the overall compensation program to better attract and retain superior employees for key positions. In 2025, the Company provided certain personal use of a Company vehicle to Mr. Johnathan L. Wilks. The aggregate incremental cost of the vehicle was $45,977. The Company determined the “aggregate incremental cost” of a company vehicle by taking into account for accounting purposes the cost of the vehicle, insurance, maintenance, and fuel costs.
Employment Agreements
Mr. Harbour entered into an employment agreement with the Company on June 17, 2024 (the “NEO Employment Agreement”). The NEO Employment Agreement provides for an initial term of one year, with automatic renewal for successive one-year periods thereafter unless the terminating party provides 90 days’ notice of non-renewal to the other party prior to the end of the then-applicable one-year term. The NEO Employment Agreement sets forth the annualized rate of base salary, a target annual cash performance bonus of 100% of base salary, eligibility for payments and benefits under the Company’s annual incentive plan and LTIP, and provides for reimbursement of business expenses and paid vacation time in accordance with the Company’s corresponding policies and procedures. In addition, in connection with a termination by the Company without Cause or by Mr. Harbour for Good Reason (as such terms are defined in the NEO Employment Agreement), the NEO Employment Agreement provides severance benefits equal to one year of base salary and a prorated amount of the preceding fiscal year’s annual bonus based on the number of days worked during the year of termination, subject to the NEO’s execution and non-revocation of a general release of claims in favor of the Company, its respective affiliates, and the foregoing entities’ respective shareholders, members, partners, officers, managers, directors, fiduciaries, employees, representatives, agents and benefit plans (and fiduciaries of such plans) (a “Release”).
The last day of the current term for Mr. Harbour’s NEO Employment Agreement is June 17, 2026, and such term will automatically renew for an additional one-year period thereafter.
The Company has not entered into employment agreements with either of Messrs. Matthew D. Wilks or Johnathan L. Wilks.

Outstanding Equity Awards at Fiscal Year End
Outstanding Equity Awards at Fiscal Year-End
The following table reflects information regarding outstanding equity-based awards held by each NEO as of December 31, 2025, including performance-based restricted stock units and time-based restricted stock units granted under the LTIP. Such awards are reflected in each row below on an award-by-award basis. These awards do not reflect the Relinquished 2023 and 2024 PSUs, which were not outstanding as of December 31, 2025. The vesting schedule for each award that has not fully vested is shown in the footnotes to this table. The Company has not granted stock options or any stock awards to our NEOs other than the awards detailed in the table below.
	Equity Incentive Plan Awards
Name and Principal Position	Award Date	Number of Shares or Units of Stock that have not Vested (#)(1)	Market Value of Shares or Units of Stock that have not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)(3)
Matthew D. Wilks Principal Executive Officer	3/28/2024	56,619	220,248
	3/28/2025	92,088	358,222
	3/28/2025			138,132	537,333
Johnathan L. Wilks Chief Executive Officer	3/28/2024	52,631	204,735
	3/28/2025	85,603	332,996
	3/28/2025			128,405	499,495
Austin Harbour Chief Financial Officer	3/28/2025	77,821	302,724
	3/28/2025			116,732	454,087

(1)
All of the RSUs awarded on March 28, 2025 are unvested and will vest in equal one-third tranches on each anniversary of the grant date, subject to the holder’s continuous employment through such vesting date and the terms of the corresponding award agreement. Two-thirds of the RSUs awarded to the NEOs on March 28, 2024 remain unvested and will vest in equal tranches on the second and third anniversaries of the grant date, subject to the holder’s continuous employment through such vesting date and the terms of the corresponding award agreement. All RSUs are subject to accelerated vesting upon the NEO’s termination of employment by the Company without Cause or by the NEO with Good Reason (as such terms are defined in the applicable award agreement), subject to the NEO’s execution and non-revocation of a Release. Each RSU represents the contingent right to receive one share of the Company’s Common Stock (or a cash equivalent as set forth in the LTIP).

(2)
All of the PSUs awarded on March 28, 2025 are unvested and will vest annually in equal one-third tranches over each of the annual performance periods upon the achievement of the Adjusted EBITDA, Adjusted Free Cash Flow, and other objective metrics as set forth by the Compensation Committee, subject to the holder’s continued employment through such vesting date and the terms of the corresponding award agreement. All PSUs reported reflect the target number of shares of Common Stock that may be earned. The 2025 PSUs may be determined to be eligible to vest in amounts that are lower or greater than target payout amounts. Each 2025 PSU represents the contingent right to receive one share of the Company’s Common Stock (or a cash equivalent as set forth in the LTIP). 2025 PSUs for the performance period immediately preceding an NEO’s termination of employment by the Company without Cause or by the NEO with Good Reason (as such terms are defined in the applicable award agreement) are subject to accelerated vesting, subject to the NEO’s execution and non-revocation of a Release. The actual number of shares that may be earned ranges from 0% to 200% of the target number.

(3)
Represents the aggregate market value of the shares underlying the number of unvested RSUs and PSUs (based on achieving target performance goals) based on the closing price of our Common Stock of $3.89 on December 31, 2025.

Additional Narrative Disclosures
Retirement Plan
ProFrac currently maintains a retirement plan intended to provide benefits under section 401(k) of the Internal Revenue Code of 1986, as amended (the “401(k) Plan”) under which employees, including the NEOs, are allowed to contribute portions of their compensation to a tax-qualified retirement account. ProFrac provides matching contributions to all employees who have completed one year of service with ProFrac in amounts equal to 100% of the employee’s contribution up to 4% of total compensation. Each participant’s employer contributions account vests annually in one-third increments commencing on the second year of an employee’s service and becomes fully vested upon completion of four years of service (as set forth under the terms of the 401(k) Plan).
Potential Payments on Termination of Employment under the NEO Employment Agreement
The following discussion describes the amounts and benefits that would be owed to Mr. Harbour under his NEO Employment Agreement in the event of a termination of employment with the Company or upon a change in control of the Company. Messrs. Matthew D. Wilks or Johnathan L. Wilks do not have employment agreements and are not entitled to the following payments or benefits.
Non-Renewal, Voluntary Termination, or Termination for Cause
In the event of a termination of employment by Mr. Harbour without Good Reason, by the Company for Cause (as each term is defined below), or upon the end of the then-applicable employment term following provision of the 90-day notice of non-renewal, then the Company will pay any unpaid base salary and approved unreimbursed business expenses (the “Accrued Obligations”) when due under applicable law.
Termination without Cause or Resignation for Good Reason
Under the NEO Employment Agreement, in the event that Mr. Harbour’s employment were to be terminated by the Company without Cause (and not due to death or Disability) or due to his resignation for Good Reason (as each term is defined below), other than pursuant to a timely non-renewal notice, then, in addition to payment of any Accrued Obligations, the NEO Employment Agreement provides that Mr. Harbour would be entitled to receive (i) an amount equal to his then-current annual base salary; and (ii) a prorated annual bonus with respect to the immediately preceding fiscal year based on the number of days he was employed with the Company during the year of termination (together the “Severance Benefits”), paid in substantially equal installments in accordance with the Company’s normal payroll practices for the 12-month period beginning on the Company’s first regularly scheduled pay date on or after the date that is 60 days following such termination of employment. Mr. Harbour’s receipt of the Severance Benefits would be conditioned on his execution of a Release.
For purposes of the NEO Employment Agreement, Cause and Good Reason are generally defined as follows:
•
“Cause” means (A) the NEO’s willful failure or refusal, other than due to death or Disability (as defined in the NEO Employment Agreement), to perform, or gross negligence in performing, the executive’s obligations pursuant to the NEO Employment Agreement which, if capable of cure, is not cured within 15 days following written notice being delivered to the NEO, which notice specifies such failure or negligence; (B) the NEO’s willful commission of an act of fraud or material dishonesty in the performance of his duties or with respect to any member of the Company Group, the nature of which, and the support for which, shall be provided to the NEO in writing; (C) the NEO’s material breach of any Company Group policy applicable to the NEO and made known to the NEO which, if capable of cure, is not cured within 15 days following a written notice being delivered to the NEO, which notice specifies the applicable breach; (D) the indictment of the NEO, conviction, or entry by the NEO of a guilty or no contest plea to any felony or any other crime or misdemeanor involving moral turpitude; (E) any breach by the NEO of his fiduciary duty or duty of loyalty to the Company or any member of the Company Group; or (F) the NEO’s material breach of any of the provisions of his NEO Employment Agreement, or any other written agreement between the NEO and the Company which, if capable of cure, is not cured within 15 days following written notice thereof from the Company.
•
“Good Reason” means (A) a material reduction in the NEO’s duties, authority or responsibilities; (B) a material reduction in the NEO’s Base Salary (as defined in the NEO Employment Agreement); (C) the relocation of the geographic location of the NEO’s principal place of employment by more than 25 miles from the Company’s headquarters; or (D) Company’s material breach of its obligations under the NEO Employment Agreement, except that the foregoing shall not constitute Good Reason unless (i) the NEO provides 90 days written notice to the Company that Good Reason exists, (ii) the Company fails to cure such circumstances for 15 days and (iii) the NEO terminates his employment within 45 days of providing notice of the existence of the circumstances that constitute Good Reason.

Payments upon Termination of Employment under the LTIP Award Agreements
Under the LTIP Award agreements governing the time-based RSUs granted to each of the NEOs, all unvested time-based RSUs will become fully vested and payable on the NEO’s termination of employment due to death, Disability (as defined in the NEO Employment Agreement), by the Company without Cause, or by the NEO for Good Reason (as “Cause” and “Good Reason” are defined in substantial form under the heading Potential Payments on Termination of Employment under the NEO Employment Agreement), subject to the NEO’s execution and non-revocation of a Release.
Under the LTIP Award agreements governing the performance-based RSUs granted to each of the NEOs under the LTIP, all performance-based RSUs for the immediately-preceding annual performance period will become vested and payable on the NEO’s termination of employment due to death, Disability, by the Company without Cause, or by the NEO for Good Reason as long as the NEO was employed by the Company as of the last day of such performance period, subject to the NEO’s execution and non-revocation of a Release.
Clawback Policy
The Company is committed to incentivizing key executives (including NEOs) with appropriate compensation based in part on the achievement of the financial performance of the Company and its impact on stockholder value. To promote accountability and integrity within its incentive arrangements, we believe the Company must have the ability to recoup incentive compensation in certain cases to the extent permitted by applicable law and to the extent necessary to preserve the purpose and integrity of our incentive programs. To that effect, the Company has adopted a clawback policy that is intended to comply with, and will be administered and consistent with, the rules of Nasdaq and the rules of the SEC (the “Clawback Policy”). If the Company is required to prepare an accounting restatement due to its material non-compliance with any financial reporting requirement under federal securities laws (including any required accounting restatement to correct an error in previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), the Clawback Policy requires the Company to recover certain cash and equity incentive compensation paid to or deferred by current and former executive officers of the Company during the applicable recovery period (generally the last three completed fiscal years immediately preceding the restatement date) that exceeds the amount that otherwise would have been received had it been determined based on the restated financial statements.

Summary of Equity Compensation Plans
The following chart sets forth information concerning the LTIP as of December 31, 2025.
Plan Category	Number of Securities to be issued upon Exercise of Outstanding Options, Warrants, and Rights(1) (a)	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights(2) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Incentive Compensation Plans (excluding securities reflected in column (a))(3) (c)
Equity Compensation Plans Approved by Security Holders	1,236,743	—	756,173
Equity Compensation Plans Not Approved by Security Holders	—	—	—

(1)
This column reflects all shares of Common Stock subject to outstanding restricted stock units (including both time-based RSU’s and performance-based PSU’s) granted under the LTIP as of December 31, 2025.

(2)
The outstanding RSU’s and PSU’s are not reflected in this column as they do not have an exercise price. There were no outstanding options, warrants or rights subject to exercise granted under the LTIP as of December 31, 2025.

(3)
This column reflects the total number of shares of Common Stock remaining available for issuance under the LTIP as of December 31, 2025, excluding the shares subject to outstanding awards reflected in column (a).

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company and are relying on the scaled disclosure requirements applicable to a “smaller reporting company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules.
This disclosure was prepared in accordance with the requirements of Item 402(v) and does not necessarily reflect the value actually realized by our executives, how our executives’ compensation relates to Company performance, or how our Compensation Committee evaluates compensation decisions in light of Company or individual NEO performance. Our Compensation Committee does not use “compensation actually paid” as a basis for making compensation decisions, nor does it use net income (as reflected below) for purposes of determining our executive’s incentive compensation.
2025 Pay Versus Performance Table
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(4)	Net Income (Loss) ($M)(5)
2025	1,404,204	658,199	1,456,352	944,482	47.04	(355.5)
2024	1,386,010	1,268,804	1,616,743	1,548,570	97.24	(207.8)
2023	901,175	(147,385)	1,088,654	55,329	39.63	(59.2)

(1)
Matthew D. Wilks was our PEO for each year presented.

(2)
SEC rules require certain adjustments be made to the “Total” column as reported in the “Summary Compensation Table” to determine “compensation actually paid” as reported in the Pay versus Performance Table. “Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. The equity values are calculated in accordance with ASC Topic 718, Compensation — Stock Compensation. Valuation assumptions used to calculate fair values used a consistent process as done on the date of grant and were not materially different from those disclosed at the time of grant. The following table details adjustments for our PEO:

Matthew D. Wilks
	2023	2024	2025
Summary Compensation Table Total	901,175	1,386,010	1,404,204
Less Aggregate Grant Date Fair Market Value of Equity Awards Granted During the Fiscal Year	411,139	759,225	839,615
Plus Fair Value at Fiscal Year End of Outstanding Equity Awards Granted During The Fiscal Year	277,584	659,041	358,222
Plus the change in Fair Value as of the vesting date of Outstanding Equity Awards granted in prior Fiscal Years (for which vesting conditions were satisfied)	(915,005)	(15,713)	(261,342)
Plus the change in FMV as of the vesting date of equity awards granted in prior fiscal years (for which applicable vesting conditions were satisfied)	—	(1,309)	(3,270)
Compensation Actually Paid to Mr. Matthew D. Wilks	(147,385)	1,268,804	658,199

(3)
As discussed in footnote (2), SEC rules require certain adjustments to be made in order to determine “compensation actually paid” as reported in the Pay versus Performance table above. Compensation actually paid reflects the exclusions and inclusions of certain amounts calculated according to Item 402(v) of Regulation S-K, using the valuation methodology consistent with the accounting principles under ASC Topic 718, Compensation — Stock Compensation. The following table details adjustments for the non-PEO NEOs:

Non-PEO NEOS(a)
	2023(b)	2024	2025
Summary Compensation Table Total	1,088,654	1,616,743	1,456,352
Less Grant Date Fair Market Value of Equity Awards Granted During the Fiscal Year	504,282	379,487	706,742
Plus Fair Market Value at Fiscal Year End of Outstanding Equity Awards Granted During The Fiscal Year	240,436	321,787	317,860
Plus the change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Fiscal Years (as of Year End)	(144,491)	(9,667)	(121,468)
Plus, for any Equity Awards Granted that Vest in the Same Year, the Fair Value as of the Vesting Date	58,879	—	—
Plus the change in Fair Value as of the vesting date of Outstanding Equity Awards Granted in Prior Fiscal Years (for which vesting conditions were satisfied)	(683,867)	(806)	(1,520)
Compensation Actually Paid to our Non-PEO NEOs	55,329	1,548,570	944,482

(a)
The Non-PEO NEOs for each year were as follows: Lance Turner, Johnathan L. Wilks, Robert Willette, Matthew Greenwood, Blaine Wilbanks, Heather Klein in 2023; Lance Turner, Johnathan L. Wilks, Matthew Greenwood in 2024; and Austin Harbour, Johnathan L. Wilks in 2025.

(b)
In the 2023 Proxy, the amount in this column reflected the aggregate (and not the average) amount of compensation actually paid to the Company’s non-PEO NEOs. The 2023 amount has been updated to reflect the average amount of compensation actually paid to the Company’s non-PEO NEOs, consistent with the calculation principles under Item 402(v) of Regulation S-K.

(4)
TSR for each fiscal year is calculated based on a fixed $100 investment, assuming reinvestment of dividends, and uses the closing price on the first trading day of the applicable calendar year and the closing price on the last trading day of such year. The 2023 TSR in the Company’s proxy statement for the 2023 fiscal year, was calculated using the IPO date (May 13, 2022) as the beginning price and the year-end 2023 closing price. It has been updated herein to align with the methodology used for all other fiscal years.

(5)
The dollar amounts reported represent the amount of net income (loss) previously disclosed in the Company’s audited GAAP financial statements for the applicable year, as required by Regulation S-X.

Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the “Executive Compensation” above, our executive compensation program reflects a pay-for-performance philosophy that emphasizes long-term equity awards intended to align our executives’ interests with stockholders’ long-term interests. Thus, the value of these awards and, therefore, a large portion of the compensation actually paid to our NEOs is inherently correlated to the Company’s stock price over time. Please refer to the section entitled “Executive Compensation” above for more information about our executive compensation program.
Over the three-year period from 2023 to 2025, our Net Income (Loss) declined from 2023 to 2024 and from 2024 to 2025, while our “Compensation Actually Paid” to our PEO and the average “Compensation Actually Paid” to our non-PEO NEOs increased from 2023 to 2024 and decreased from 2024 to 2025.
Over the three-year period from 2023 to 2025, our total shareholder return moved in the same direction as our “Compensation Actually Paid” to our PEO and the average “Compensation Actually Paid” to our non-PEO NEOs, with total shareholder return increasing from 2023 to 2024 and decreasing from 2024 to 2025. The cumulative total shareholder return of the Company across the Company’s last three completed fiscal year is $18.18.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions
In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1: Election of Directors,” respectively, the following is a description of each transaction since January 1, 2024, and each currently proposed transaction in which:
•
the Company has been or is to be a participant;

•
the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years; and

•
any of the Company’s directors or executive officers or holders of more than 5% of the Company’s capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Related Party Transactions — Operating Activities
In the normal course of business, the Company has entered into transactions with related parties where the Wilks Parties hold a controlling financial interest. During the years ended December 31, 2024 and December 31, 2025, the Company had related party transactions under agreements with the following entities in which the Wilks Parties, who are holders of more than 5% of the Company’s capital stock, hold, directly or indirectly, a material interest, including through ownership or control of such entities:
Logistix IQ, LLC (“Logistix IQ”) (f/k/a Automatize, LLC) is a logistics broker that facilitates the last-mile delivery of proppants on behalf of its customers, including the Company. Amounts paid to Automatize include costs passed through to third-party trucking companies and a commission retained by Automatize.
Equify Financial, LLC (“Equify Financial”) is a finance company that provides equipment and other financing to its customers, including the Company, and acts as the servicing agent for THRC Holdings, LP (“THRC Holdings”) under an equipment sale-leaseback arrangement between us and THRC Holdings.
Wilks Brothers, LLC (“Wilks Brothers”) is a management company which provides administrative support to various businesses within its portfolio. Wilks Brothers and certain entities under its control will at times incur expenses on behalf of the Company, billing the Company for these expenses at cost as well as certain management fees.
Interstate Explorations, LLC (“Interstate”) is an exploration and development company for which the Company performs pressure pumping services.
Flying A Pump Services, LLC (“Flying A”), along with its subsidiary MGB Manufacturing, LLC (“MG Bryan”) is an oilfield services company which provides pressure pumping, acid, and cementing services. We rent and sell equipment and frac fleet components, and at times sell proppant, to Flying A. We also pay Flying A to rent, repair, or sell (on a commission basis) equipment or frac fleet components.
MC Estates, LLC, The Shops at Crown Park (d/b/a The Shops at Willow Park), FTSI Industrial, LLC, Wilks Ranch Texas, LLC, and 6100 IH 20, LLC (f/k/a 420 Shops Blvd, LLC) (collectively, the “Related Lessors”) own various industrial parks and office space leased by the Company.
Wilks Construction Company, LLC (“Wilks Construction”) is a construction company that has built and made renovations to several buildings for the Company, including construction of a new sand plant.
Wilks Earthworks, LLC (“Earthworks”) is an oilfield services company that provides mining, wet and dry loading, hauling and other services and equipment to the Company.
Carbo Ceramics Inc. (“Carbo”) is a provider of ceramic proppant which will at times purchase conventional proppant from the Company to act as a broker for its customers. Additionally, the Company will at times purchase manufactured proppant from Carbo for the stimulation services segment.

The following table summarizes revenue received by the Company from the related parties named below in connection with the related party transactions described above for the fiscal years ended December 31, 2024 and December 31, 2025 (Amounts in millions).
	Year Ended December 31,
	2025	2024
Flying A	$6.3	$23.6
Total revenues – related party	$6.3	$23.6
The following table summarizes expenditures paid by the Company to the related parties named below in connection with the related party transactions described above for the fiscal years ended December 31, 2024 and December 31, 2025 (Amounts in millions).
	Year Ended December 31,
	2025	2024
Logistics IQ	$143.4	$86.2
Flying A	2.8	—
Wilks Brothers	7.5	9.1
Related Lessors	15.9	15.2
Wilks Construction	8.4	—
Wilks Earthworks	27.1	11.7
Equify Financial	18.1	10.2
Carbo	2.3	1.7
Total expenditures – related party	$225.5	$134.1
The following table summarizes the Company’s accounts receivable with respect to the related parties listed below in connection with the related party transactions described above for the fiscal years ended December 31, 2024 and December 31, 2025 (Amounts in millions).
	Year Ended December 31,
	2025	2024
Flying A	$18.8	$15.7
Wilks Construction	0.8	—
Interstate	0.3	0.4
Total accounts receivable – related party	$19.9	$16.1
The following table summarizes the Company’s accounts payable with respect to the related parties listed below in connection with the related party transactions described above for the fiscal ended December 31, 2024 and December 31, 2025 (Amounts in millions).
	Year Ended December 31,
	2025	2024
Logistic IQ	$27.6	$11.6
Wilks Brothers	5.5	3.2
Wilks Earthworks	5.2	2.8
Related Lessors	0.1	0.1
Flying A	2.8	—
Carbo	1.0	0.4
Total accounts payable – related party	$42.2	$18.1

Related Party Transactions — Financing, Capital, and Other Arrangements
Flying A Pump Services, LLC Agreement
In June 2023, the Company arranged to sell certain surplus equipment and inventory components and to assign certain pre-orders for equipment to Flying A Pump Services, LLC (“Flying A”), at prices which are consistent with fair market value, for a total consideration of $36.3 million. We received the proceeds from this transaction in June 2023. Subsequent to June 30, 2023, Flying A requested changes to the mix of the assets being sold to it by the Company without altering the total consideration, and the Company and Flying A agreed to add to the transaction agreement a most favored nation clause on pricing and a condition to closing that the Company’s Audit Committee approve the final mix of assets to be transferred to Flying A. We delivered $28.9 million of these components to Flying A in 2023. In January 2024, we agreed to sell $8.4 million of additional equipment to Flying A under similar terms. We received the proceeds from this additional transaction in January 2024. We delivered $12.6 million and $2.4 million of product to Flying A in 2024 and 2025, respectively. We expect to deliver the remaining $0.8 million of product to Flying A in 2026.
Sale and Leaseback Transactions
In June 2024, we sold certain real estate to a Related Lessor in exchange for cash consideration of approximately $23.0 million. We now lease such real estate from the Related Lessor in exchange for aggregate monthly lease payments totaling $30.2 million through May 2034. This lease is accounted for as an operating lease.
In December 2024, we sold certain stimulation service equipment to an entity controlled by the Wilks Parties in exchange for cash consideration of approximately $40.0 million. We now lease such equipment from the Wilks Parties in exchange for aggregate monthly lease payments totaling $44.8 million through December 2028. This lease is accounted for as an operating lease.
Senior Secured Notes Due 2029
In December 2023, ProFrac Holdings II, LLC, a Texas limited liability company and an indirect wholly-owned subsidiary of ProFrac Holding Corp., completed an offering of $520.0 million aggregate principal amount of Senior Secured Floating Rate Notes due in December 2029 (the “2029 Senior Notes”). In June 2024, ProFrac Holdings II, LLC issued an additional $120.0 million aggregate principal amount of 2029 Senior Notes to Beal Bank and Beal Bank USA. In 2025, ProFrac Holdings II, LLC issued an additional $60 million aggregate principal amount of its 2029 Senior Notes at par to Beal Bank USA and Wilks Brothers, in a private placement to fund capital expenditures with any remaining proceeds used for general corporate purposes. An aggregate of $20.0 million of new notes was purchased by Wilks Brothers on June 30, 2025, and an aggregate of $40.0 million of new notes was purchased by Wilks Brothers and Beal Bank USA on December 15, 2025.
The largest aggregate amount of principal outstanding under the 2029 Senior Notes held by Wilks Brothers (the “Wilks Brothers 2029 Senior Notes”) was $30.0 million in 2025. We made principal payments on the Wilks Brothers 2029 Senior Notes of $1.6 million in 2025. The aggregate principal amount outstanding under the Wilks Brothers 2029 Senior Notes was $28.4 million as of December 31, 2025. The 2029 Senior Notes bear interest at an adjusted Secured Overnight Financing Rate (“Adjusted SOFR”) plus a margin of 7.25% per annum with a 2.00% Adjusted SOFR floor. The Adjusted SOFR rate is equal to the applicable Secured Overnight Financing Rate plus 0.26161% per annum. We paid interest payments on the Wilks Brothers 2029 Senior Notes totaling $1.4 million in 2025 with an effective interest rate of 11.84%.
Equity Offering
In August 2025, Farris Wilks and THRC Holdings, LP purchased 5,000,000 shares of our Class A common stock in a public offering at the public offering price of $4.00 per share, for an aggregate purchase price of approximately $20.0 million. Farris Wilks is a holder of more than 5% of the Company’s capital stock, and THRC Holdings, LP is an entity controlled by certain of the Wilks Parties.

Assignment of PWRTEK Note
In April 2025, we sold certain gas conditioning equipment to Flotek for total consideration of $107.5 million. Part of the $107.5 million consideration was a $40.0 million intercompany note payable from Flotek to us (“Flotek PWRtek Note”). In November 2025, we assigned the Flotek PWRtek Note receivable to PC Energy Credit I, LLC, a related party controlled by the Wilks Parties, in exchange for cash consideration of $40.4 million.
Sale of Nonessential Assets
In September 2025, we sold certain nonessential assets owned by a company that we acquired in June 2024 to Flying A in exchange for cash consideration of $3.4 million.
Consulting Agreement
On January 13 2023, the Company entered into a consulting agreement with Mr. Coy Randle, a former member of the Company’s Board of Directors, pursuant to which Mr. Randle agreed to provide general operational advice to ProFrac and its direct and indirect operating subsidiaries for an annual fee of $0.2 million, payment of healthcare insurance premiums, and use a Company vehicle for the duration of the consulting agreement. The consulting agreement expired on January 13, 2024.
Separation Agreement
On June 13, 2024, the Company entered into a separation agreement with Mr. Lance Turner, the Company’s former Chief Financial Officer, pursuant to which he received severance payments equal to one times his then-current base salary, payable over one year. Payments to Mr. Turner under this agreement totaled $262,500 in 2025.
Review, Approval or Ratification of Transactions with Related Persons
In accordance with our Code of Business Conduct and pursuant to its written charter, our Audit Committee is responsible for reviewing all related-party transactions that require approval according to the Company’s Related Party Transactions Policy, unless otherwise delegated to another committee of the Board consisting solely of independent directors, in accordance with Nasdaq (or other applicable stock exchange) listing standards, and either approves or disapproves of the Company’s entry into such transactions.
The Company’s written Related Party Transactions Policy defines a related party transaction as any transaction or proposed transaction in which ProFrac was or is to be a participant and the amount involved exceeds $120,000, and in which any related person has or will have a direct or indirect material interest. Under this policy, potential related party transactions are to be approved by the Audit Committee in advance. The policy also contains procedures for the ratification of related party transactions, when deemed appropriate by our Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of April 1, 2026 by (i) each person or entity known to us to own more than 5% of our outstanding voting securities, (ii) each of our directors, (iii) each of our NEOs, and (iv) all of our directors and executive officers as a group.
The amounts of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. In addition, a person is deemed to be the beneficial owner of securities that the person has the right to acquire within sixty days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. The beneficial ownership percentages set forth in the table below are based on 180,920,753 shares of Common Stock outstanding as of April 1, 2026. All information with respect to beneficial ownership has been furnished by the respective stockholders, directors and executive officers, as the case may be. Unless otherwise noted, the mailing address of each listed beneficial owner under “5% Stockholders” and “Directors and Executive Officers” is c/o ProFrac Holding Corp., 333 Shops Boulevard, Willow Park, Texas 76087.
Name and Address of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
THRC Holdings, LP(1)(3)(5)	85,609,390	46.86%
FARJO Holdings, LP(2)(4)(5)	63,759,684	35.03%
Directors and Named Executive Officers:
Matthew D. Wilks(5)	1,922,724	1.06%
Johnathan L. Wilks(6)	1,499,455	*
Austin Harbour	100,123	*
Sergei Krylov	73,488	*
Theresa Glebocki	71,988	*
Stacy Nieuwoudt	78,238	*
Gerald Haddock	86,988	*
Matthew Rinaldi	—
All directors and executive officers as a group (10 individuals)(7)	4,033,505	2.23%

*
Less than one percent

(1)
Based on information included in (i) the amendment to Schedule 13D filed on August 18, 2025 (the “August Schedule 13D/A”) by THRC Holdings, LP (“THRC Holdings”), a Texas limited partnership, THRC Management, LLC (“THRC Management”), a Texas limited liability company, Dan Wilks, Farris Wilks, Jo Ann Wilks, Farris and Jo Ann Wilks 2022 Family Trust (the “Farris Trust”), a Texas irrevocable trust, FARJO Holdings, LP (“FARJO Holdings”), a Texas limited partnership, FARJO Management, LLC (“FARJO Management”), a Texas limited liability company, Matthew D. Wilks, and Heavenly Father’s Foundation, a 501(c)(3) private foundation (the “Foundation”), and (ii) the Form 4 filed by THRC Holdings, THRC Management and Dan H. Wilks on August 18, 2025 (the “THRC August Form 4”). THRC Holdings is the record holder of 80,623,143 shares of Class A Common Stock. THRC Management is the general partner of THRC Holdings, and Dan Wilks is the sole member of THRC Management, and in such capacity has voting and dispositive power over the shares of Class A Common Stock held of record by THRC Holdings. The Foundation is the record holder of 3,219,733 shares of Class A Common Stock. Dan Wilks and his wife, Staci Wilks, are the trustees of the

Foundation, and in such capacity have voting and dispositive power over the shares of Class A Common Stock held of record by the Foundation. Accordingly, Dan Wilks may be deemed to have or share beneficial ownership of the shares of Class A Common Stock held by each of THRC Holdings and the Foundation. The principal place of business for THRC Holdings and THRC Management is 17018 Interstate 20, Cisco, TX 76437. The principal place of business for the Foundation is 949 Highway 203, Cisco, TX 76437.
(2)
Based on the information included in the (i) August Schedule 13D/A (ii) the Form 4 filed by Farris Wilks on August 18, 2025 (the “Farris August Form 4”), and (iii) the Form 4 filed by Farris Wilks and Jo Ann Wilks on October 24, 2025 (“Farris October Form 4”). The Farris Trust is the record holder of 58,571,444 shares of Class A Common Stock. Following the transactions described in the Farris October Form 4, FARJO Holdings is the record holder of 7 shares of Class A Common Stock, and Farris Wilks is the record holder of 4,096,512 shares of Class A Common Stock. Farris Wilks and Jo Ann Wilks each serve as a trustee of the Farris Trust and, in such capacity, share and dispositive power over the shares of Class A Common Stock owned by the Farris Trust. Farris Wilks has sole voting power over the shares of Class A Common Stock owned by the Farris Trust. FARJO Management is the general partner of FARJO Holdings. Farris Wilks and his wife Jo Ann Wilks are the members of FARJO Management. Accordingly, Farris Wilks may be deemed to have or share beneficial ownership of the shares of Class A Common Stock held by FARJO Holdings and the Farris Trust.

(3)
Gives effect to the 30,000 shares of Series A Preferred Stock purchased by THRC Holdings pursuant to the Purchase Agreement dated September 29, 2023 by and between the Company, THRC Holdings and FARJO Holdings (the “Purchase Agreement”) and 42,744 shares of Class A Common Stock issuable upon the exercise of warrants held by THRC Holdings to purchase shares of Class A Common Stock. The shares of Series A Preferred Stock are convertible in whole or in part into shares of our Class A Common Stock at a conversion ratio that is the quotient of: (i) the liquidation preference (as set forth in the Series A Certificate of Designation) as of the date of the conversion and (ii) the then applicable conversion price (which is initially set at $20.00, but may be adjusted from time to time, in accordance with the terms of the Series A Certificate of Designation). We cannot predict when, and how many, shares of our Class A Common Stock shall be issued upon the conversion of the Series A Preferred Stock or upon the conversion of additional shares of Series A Preferred Stock issuable as payment-in-kind dividends on such shares.

(4)
Gives effect to the 19,000 shares of Series A Preferred Stock purchased by FARJO Holdings pursuant to the Purchase Agreement. The shares of Series A Preferred Stock are convertible in whole or in part into shares of our Class A Common Stock at a conversion ratio that is the quotient of: (i) the liquidation preference (as set forth in the Series A Certificate of Designation) as of the date of the conversion and (ii) the then applicable conversion price (which is initially set at $20.00, but may be adjusted from time to time, in accordance with the terms of the Series A Certificate of Designation). We cannot predict when, and how many, shares of our Class A Common Stock shall be issued upon the conversion of the Series A Preferred Stock or upon the conversion of additional shares of Series A Preferred Stock issuable as payment-in-kind dividends on such shares.

(5)
THRC Holdings, LP, THRC Management, LLC, Dan H. Wilks, Farris Wilks, Jo Ann Wilks, the Faris and Jo Ann Wilks 2022 Family Trust, FARJO Holdings, LP, FARJO Management, LLC, Matthew D. Wilks, and the Heavenly Father’s Foundation have reported that they hold their securities as part of a group (as defined in Section 13(d)(3) of the Exchange Act) for the purposes of reporting beneficial ownership of the Company’s securities.

(6)
Gives effect to the 1,000 shares of Series A Preferred Stock acquired by Johnathan L. Wilks as reported on the Form 4 filed by Johnathan L. Wilks on March 12, 2025. The shares of Series A Preferred Stock are convertible in whole or in part into shares of our Class A Common Stock at a conversion ratio that is the quotient of: (i) the liquidation preference (as set forth in the Series A Certificate of Designation) as of the date of the conversion and (ii) the then applicable conversion price (which is initially set at $20.00, but may be adjusted from time to time, in accordance with the terms of the Series A Certificate of Designation). We cannot predict when, and how many, shares of our Class A Common Stock shall be issued upon the conversion of the Series A Preferred Stock or upon the conversion of additional shares of Series A Preferred Stock issuable as payment- in-kind dividends on such shares.

(7)
Includes two executive officers not specifically named in the table.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our officers and directors and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. As a matter of practice, our administrative staff assists our officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on our review of information provided, we believe that all required Section 16(a) filings were made on a timely basis during the fiscal year ended December 31, 2025, with the exception of one Form 4 filed jointly by Farris Wilks and Jo Ann Wilks and one Form 4 filed by Johnathan L. Wilks, each reporting the distribution to each reporting person of shares of our Common Stock from FARJO Holdings.
ADDITIONAL INFORMATION
We will mail, without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
ProFrac Holding Corp.
333 Shops Boulevard, Suite 301
Willow Park, Texas 76087
Attn: Investor Relations
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is also available at https://ir.pfholdingscorp.com under “Annual Reports” in the “SEC Filings” section of our website.
OTHER MATTERS
Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

ANNUAL MEETING OF SHAREHOLDERS OF ProFrac Holding Corp. May 27, 2026GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy Card, and Annual Report on Form 10-K are available at proxy.pfholdingscorp.comPlease sign, date and mail your proxy card in the envelope provided as soon as possible.Please detach along perforated line and mail in the envelope provided. 20630300000000000000 0 052726THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 2. To determine, in a non-binding advisory vote, to approve the compensation of our named executive officers. 3. To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of ProFrac Holding Corp. for the fiscal year ending
December 31, 2026. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2 and Proposal 3. FOR AGAINST ABSTAININSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:1. Election of Directors:O Matthew D. Wilks Class I director O Theresa Glebocki Class I director O Gerald Haddock Class I director O Sergei Krylov Class I director O Stacy Nieuwoudt Class I director O Matthew Rinaldi Class I director FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEESFOR ALL EXCEPT (See instructions below)NOMINEES:Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

0 14475PROFRAC HOLDING CORP. Proxy for Virtual Annual Meeting of Shareholders on May 27, 2026 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Steven Scrogham and Valery Treida, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of ProFrac Holding Corp., to be held virtually on May 27, 2026, at edge.media-server.com/mmc/p/qfak5hjf (password: profrac2026) and at any adjournments or postponements thereof, as follows. (Continued and to be signed on the reverse side)1.1